Risk management section	12 Months Ended
Dec. 31, 2018
Disclosre Of Risk Management [abstract]
Risk management section

The Model Risk Management Committee (MoRMC) has been established to align overall model strategy, model risk appetite, supporting model frameworks, policies and methodologies.

Regional and business unit level

ING’s regional and/or business unit management have primary responsibility for the management of risks (credit, market, funding and liquidity, operational and compliance risks) that arise in their daily operations. They are accountable for the implementation and execution of appropriate risk frameworks affecting their businesses in order to comply with procedures and processes at the corporate level. The implementation is adapted to local requirements, if necessary. The regional and/or business unit CROs are involved in these activities. The local (regional and BU) CRO is responsible for the analysis, control and management of risks across the whole value chain (from front to back office). The local risks are discussed in local risk committees that roll-up to the key risk committees at executive level. To assess client integrity risk, local Client Risk Integrity Committees (CIRCs) have been set-up. These CIRCs have a final decision on client acceptance or client off-boarding, from a risk-based perspective, in the areas of Financial Economic Crime (FEC), FATCA, Common Reporting Standards (CRS) and ESR.

Risk management function

Organisational structure

Over the past years, banks have been faced with regulatory and public pressure with regard to their risk management policies, processes, and systems. New requirements and regulations have been introduced and implemented. To be able to effectively address these internal and external (market and regulatory) developments and challenges, ING regularly reviews the set-up of its risk-management organisation to better support the Bank’s Think Forward strategy and enhance the interconnectedness of the risk oversight responsibilities in the business units with the global risk functions.

Currently, the global risk function has a two-tier governance structure. The risk officers in Tier 1 focus more on risk management within the local unit and the risk officers in Tier 2 focus on setting risk appetite, policies and monitoring the work in Tier 1 (i.e. more responsibility in managing its own risk issues, and determining and putting in place adequate controls). The organisation chart illustrates the reporting lines in 2018 for the risk organisation:

Risk policies, procedures and standards

ING has a framework of risk management policies, procedures, and minimum standards in place to create consistency throughout the organisation, and to define requirements that are binding to all business units. The goal of the governance framework of the local business units is to align with ING’s framework and to meet local (regulatory) requirements. Senior management is responsible for the implementation and adherence to policies, procedures and standards. Policies, procedures, and standards are regularly reviewed and updated via the relevant risk committees to reflect changes in requirements, markets, products and practices.

Internal Control Framework

ING has organised its Internal Control Framework (ICF) with the objective to improve balance of head office policy and standard setting versus local implementation efforts in line with the Think Forward strategy (empowering countries) and as such support and promote an effective risk and control environment. The framework includes binding principles, definitions, process steps and roles and responsibilities to create consistent bank-wide policies and standards.

The scope of ICF is the development and maintenance or update of global internal control documents: policies, minimum standards, product control frameworks, support control frameworks and process-related control standards. These global documents are designed by head office functions, that entities and support functions have to adhere to. Domain ownership of policies and minimum standards is with the 2nd Line of Defence, whereas product and support control frameworks are owned by the 1st Line of Defence and are approved by 2nd line of Defence. Process control standards can be owned by both 1st and 2nd Line of Defence, related to the underlying processes involved.

Domain owners are responsible for a specific risk domain and aim that their internal policies and standards do not overlap with other documents. The ICF aims for single testing for multiple purposes meaning that the same control should not have to be tested more than once for different functions. This means that the test results of one control can be used for more than one sign-off.

The principal role of the independent ICF gatekeeper function is that of a quality assurance role and provide advice for approval to the SB, EB, MBB and NFRC Bank. The ICF gatekeeper challenges the alignment of the internal control documents with the agreed methodology and taxonomy and verifies that the process of development and communication of internal control documents is executed in adherence to the process as described below and is a guardian of the ICF binding principles.

The process of developing internal control documents is standardised for each type of internal control document. Domain owners should adhere to the standardised process, that includes the following steps: domain owner identification, risk-based approach, impact assessment, approval body and involvement of local entities for sounding on key and expected controls. The gatekeeper oversees the steps above.

All policies, procedures and control standards are published on ING’s intranet and new and updated documents are periodically communicated by means of a policy update to all country Chief Executive Officers (CEO’s) and to heads of business departments.

Risk model governance and validation

Risk models are built according to ING’s internal risk modelling methodology standards and model life cycle. After the review and documentation of each model by the Model Development (MD) and Model Risk Management (MoRM) departments, dedicated risk committees approve new and changed models. After approval by the applicable risk committee, and where necessary by the regulator, the risk model is implemented. In addition, MoRM re-validates models on a regular basis. Validation results and capital impacts are reported on a quarterly basis to senior management, the risk committees, and to the supervisor.

The MoRM department is one of the cornerstones of ING’s risk model governance. The department sets and maintains a model risk framework containing the (1) governance setting the responsibilities, (2) the model risk appetite, (3) model risk management policies and standards as well as (4) the model management inventory and tooling. MoRM monitors global model risk and model performance.

Last but not least, the validation teams provide independent model validation which starts with the determination that a model is appropriate for its intended use followed by an on-going process whereby the reliability of the model is verified at different stages during its lifecycle: at conception, before approval, periodically after implementation and when significant changes to the model are made. The validation process contains a mix of developmental evidence assessment, process verification and outcome analysis. When model validation identifies model risks, it provides recommendations to address those.

Risk culture

The reputation and integrity of ING’s organisation are core elements to operate successfully in the financial world. ING’s risk culture promotes awareness of collectively shared values, ideas and goals, but also of potential threats and aligns the individual performance objectives with the short- and long-term strategy. ING therefore aims to make risk responsibilities transparent within the different levels of the organisation and hold every employee accountable for his/her actions.

Commonly seen as norms and traditions of behaviour of individuals and of groups within an organisation, risk culture determines the way in which employees identify, understand, discuss, and act on the risks the organisation is confronted with and the risks it takes. This is a continuous long-term commitment and journey. In this respect, The Orange Code has been set as a declaration of who we are. It describes what we can expect from each other when we turn up to work each day. It is a set of standards that we collectively value, strive to live up to, and invite others to measure us by.

The Orange Code is the sum of two parts, the ING Values and ING Behaviours, with integrity being an important principle. The ING Values (being honest, prudent and responsible) are designed to be non-negotiable promises we make to the world, principles we seek to stick to, no matter what. The ING Behaviours (take it on and make it happen, help others to be successful, and be always a step ahead) represent our way to differentiate ourselves. The Orange Code is embedded in commitments we make to each other and the standards by which we will measure each other’s performance.

To support the further embedding of risk culture into business practices, ING has initiated different programmes and issued several guidelines. Risk awareness is to be alert to potential threats that can occur during day-to-day business, which can be specific to the sector, the region or the clients ING is doing business with. Part of the training curriculum to increase risk awareness is the Promoting Integrity Programme (PIP), which is a long-term, global, educational, and behavioural change programme supported by the EB and MBB for all ING employees. With the programme, ING aims to gain a sound risk culture and that every employee in every part of the organisation understands how his/her actions and behaviour can help earn and retain customer and stakeholder trust. Additional modules with topics such as ‘Data@Risk’ (on dealing with data), ‘Let’s speak up’ and a KYC awareness module were added to the programme in 2018. To enhance risk awareness, these topics are discussed between managers and employees through dialogue sessions that managers organise within their teams to create a clear and consistent understanding of each subject. The endorsement from the executive level and the emphasis on communication strengthen the culture.

In addition to the above, a new Centre of Excellence (CoE) on Behavioural Risk was recently set up. The purpose of this CoE is to strengthen ING’s management of risks by assessing behaviours within our organisation that could potentially impact our reputation and performance. This CoE will be responsible for carrying out assessments on risk behaviour to identify, analyse and intervene in high-risk behaviours. These Behavioural Risk Assessments (BRAs) aim to accomplish the same objective: to assess the risk culture within ING and to provide support in improving if needed.

In the Netherlands, employees of all financial institutions – and that includes ING – are required to take the Banker’s Oath. This legal requirement came into force on 1 April 2015 as part of the joint approach from all banks, known as ‘Future-oriented Banking.'

The introduction of social regulations, the revision of the Dutch Banking Code, and the implementation of a Banker’s Oath (with the associated rules of conduct and disciplinary law), are a way for Dutch banks to show society what they stand for and are accountable for, as both individual banks and as a sector.

Lastly, ING aims to align its remuneration policy with its risk profile and the interests of all stakeholders. For more information on ING’s compensation and benefits policies and its relation to the risk taken, please refer to the “Capital Requirements Regulation (CRR) Remuneration disclosure” published on the corporate website ing.com. HYPERLINK "https://www.ing.com/About-us/Annual-reporting-suite.htm" https://www.ing.com/About-us/Annual-reporting-suite.htm

Risk profile

This chart provides high level information on the risks arising from ING’s business activities.

Risk cycle process

ING uses a step-by-step risk management approach to monitor, mitigate, and manage its financial and non-financial risks. The approach consists of a cycle of five recurrent activities: risk identification, risk assessment, risk control, risk monitoring, and risk reporting. In short, this implies: determining what the risks are, assessing which of those risks can really do harm, taking mitigating measures to control these risks, monitoring the development of the risk and if measures taken are effective, and reporting the findings to management at all relevant levels to enable them to take action when needed.

The recurrence is twofold. Firstly, the identification, assessment, review, and update of mitigating measures are done periodically. Secondly, the periodic monitoring exercise may indicate emerging risks, known risks that are changing, risk levels that are changing, or that current control measures are not effective enough. Further analyses of these findings may result in renewed and more frequent risk identification, and/or assessment, and/or change of mitigating measures.

Risk identification

Risk identification is a joint effort of the commercial business and the risk management functions. Its goal is to detect potential new risks and determine changes in known risks. Regular risk identification is essential for effective risk management. Potential risks that are not identified, will not be controlled and monitored and may lead to surprises later. Known risks may have changed over time and as a consequence the existing mitigating measures and monitoring may be inadequate or obsolete.

Risk identification is performed periodically. In case of material internal or external change, additional ad-hoc risk identification can be performed.

Risk assessment and control

Each identified risk is assessed to determine the importance, or risk level. This enables ING to decide which of the identified risks need control measures and how strict or tolerant these measures should be. Known risks are re-assessed to either confirm the risk level or detect change.

The importance of a risk is assessed based on the likelihood the risk materialises and the subsequent financial or reputational impact that may occur should the risk arise. Unlikely risks with a potentially high impact need to be controlled. A risk that is likely to happen regularly, but is expected to have a modest financial impact, may not be mitigated and have the consequences accepted based on the decision of business management.

Risks can be controlled by mitigating measures that either lower the likelihood the risk occurs or that lower the impact when they occur. The ultimate measure to lower risk is to stop the activity or service that causes the risk (risk avoidance). Risk controlling and mitigating measures are defined and maintained at both the bank wide and local level.

Monitoring and reporting

By monitoring the risk control measures, ING checks if they are executed, complied with, have the expected mitigating effects and follow the development of the risks and their risk levels. Risk reporting provides senior and local management with information needed to manage risk.

Risk Appetite Framework

The ING Group Risk Appetite Framework (RAF) combines regulatory requirements, bottom-up risk identification and assessment with the ING’s risk ambitions to set several overarching Risk Appetite Statements. The ING RAF is embedded in the ING’s planning process via Risk Appetite Statements that are used as a boundary for setting ING’s strategic and financial planning. An assessment how these plans compare vis-à-vis these boundaries is part of the quarterly review cycle of the Dynamic Planning (DP) process. In this planning process, overseen by the EB/MBB, detailed budgetary targets and objectives are set on a rolling three year basis.

Process

The RAF is focused on setting the risk appetite at the consolidated level and across the different risk categories, and provides the principles for cascading this risk appetite down into the organisation. The RAF is approved by the SB on an annual basis, or more frequently if necessary, based on their quarterly review in the EB, the MBB and the SB. It is therefore a top-down process, which bases itself on the ambition of the bank in terms of its risk profile and is a function of the capital and liquidity levels and ambitions, the regulatory environment, and the economic context. The set of limits used are split based on the approval level needed for them. The limits that need SB approval are called Boundary and the underlying metrics supporting the boundaries which need EB and MBB approval are called instruments.

Step 1. Identify & assess ING’s key risks

Setting the RAF starts with a multi-dimensional step to identify and assess the risks ING is facing when executing its strategy, including detecting unidentified risks that are not yet controlled within ING’s risk management function & assess their potential impact; benchmarking current risk framework versus regulatory developments; re-assessing known risks to confirm risk level or detect potential changes; and reflecting on the current set of Risk Appetite Statements.

ING has the ambition to be and remain a strong bank, resilient to possible adverse events on a standalone basis, and able to address such developments based on its own strengths and resources. To be able to execute the strategy, ING has formulated the following risk and capital targets:

53 Risk Management

ING Group Risk Management

As a global financial institution with a strong European base, offering banking services, ING is exposed to a variety of risks. ING operates through a comprehensive risk management framework and integrates risk management in its daily business activities and strategic planning. This promotes the identification, measurement and control of risks at all levels of the organisation so that ING Group’s financial strength can be safeguarded. Taking measured risks is the core of ING’s business.

Risk management supports the Executive Board in formulating the risk appetite, strategies, policies, limits and provides a review, oversight and support function throughout ING on risk-related items. The main financial risks ING is exposed to are credit risk (including transfer risk), market risk (including interest rate, equity, real estate, credit spread, and foreign exchange risks), funding & liquidity risk and business risk. Furthermore, ING is also exposed to non-financial risks, e.g. operational and compliance risks. The ING Group Chief Risk Officer (CRO) is also the CRO of ING Bank. The way ING manages these risks on a day-to-day basis is described in this Risk Management section.

The Risk Management section describes the key risks that arise from ING’s business model. It explains how the risk management function is embedded within the organisation based on the ‘three lines of defence’. The key risks resulting from the bank’s business model are managed by dedicated risk management departments, with various specific areas of expertise. The risk management section provide qualitative and quantitative disclosures about credit, market, liquidity and funding, business, operational and compliance risks.

Basis of disclosures

The risk management section is part of the notes to the consolidated financial statements in which the nature and the extent of the risks as required by IFRS-EU standards are disclosed. This section also includes additional disclosures beyond those required by IFRS-EU standards, such as certain legal and regulatory disclosures. Not all information in this section can be reconciled back to the primary financial statements and corresponding notes, as it has been prepared using risk and capital data that differs to the accounting basis of measurement. Examples of such differences include the exclusion of accrued interest and certain costs and fees from risk and capital data, and timing differences in exposure values (IFRS 9 models report ECL on underlying exposures). Disclosures in accordance with Part Eight of the CRR and CRD IV, and as required by the supervisory authority, are published in our ‘Additional Pillar III Report’, which can be found on our corporate website ing.com.

Purpose and business model

The purpose of ING’s risk management function is to support the ambition of ING to be the primary bank for our customers, empowering the business through an integrated enterprise-wide risk management platform. The following principles support this purpose:

The risk management function is embedded in all levels of ING’s organisation and is part of the daily business activities and strategic planning to have a sustainable competitive advantage;

Products and portfolios are structured, underwritten, priced, approved and managed properly and compliance with internal and external rules is monitored;

Delegated authorities are consistent with the overall bank strategy and risk appetite; and

Transparent communication is provided to internal and external stakeholders on risk management.

Risk governance

Effective risk management requires firm-wide risk governance. ING’s risk and control structure is based on the ‘three lines of defence’ governance model, whereby each line has a specific role and defined responsibilities in such a way that the execution of tasks is separated from the control of the same tasks. At the same time, they have to work closely together to identify, assess, and mitigate risks. This governance framework is designed such that risk is managed in line with the risk appetite as approved by the Management Board Banking (MBB), the EB and the SB, and is cascaded throughout ING. The MBB is composed of the Executive Board of ING Group and the heads of the business lines.

The heads of ING’s business lines and their delegates form the first line of defence and have primary accountability for the performance, operations, compliance, and effective control of risks affecting their respective businesses. They originate loans, deposits, onboard clients, monitor transactions and other products within applicable frameworks and limits, they need to know ING’s customers and are best-positioned to act in both the customers’ and ING’s best interest. The COO is responsible for proper security and controls on global applications and IT-platforms servicing the Bank.

The second line of defence consists of oversight functions (a.o. Finance, Legal, HR, Risk) with a major role for the risk management organisation headed by the Chief Risk Officer (CRO). Risk Management is responsible for (i) the development of overall policies and guidance, (ii) objectively challenge the execution, management, and control processes and (iii) coordinate the reporting of risks and controls by the first line of defence. It also has an escalation/veto power in relation to business activities that are judged to present unacceptable risks to ING.

The internal audit function forms the third line of defence. It provides an on-going independent (i.e. outside of the businesses and the risk organisation) and objective assessment of the effectiveness of internal controls of the first two lines, including financial and non-financial risk management.

The graph below illustrates the different key senior management level committees in place in the risk governance structure.

Board level risk oversight

ING has a two-tier board structure consisting of a management board (Executive Board (EB) for ING Group and Management Board Banking (MBB) for ING Bank) and the Supervisory Board (SB); both tiers play an important role in managing and monitoring the risk management framework.

The SB is responsible for supervising the policy of the EB and the MBB, the general course of affairs of ING Group, ING Bank and its business (including its financial policies and corporate structure). For risk management purposes the SB is advised by two of its sub-committees:

The Audit Committee, which assists the SB in monitoring the integrity of the financial statements of ING Group and ING Bank, in monitoring the compliance with legal and regulatory requirements, and in monitoring the independence and performance of ING's internal and external auditors; and

The Risk Committee, which assists and advises the SB in monitoring the risk profile and approving the overarching risk appetite of the company as well as the structure and effective operation of the internal risk management and control systems.

The EB is responsible for managing risks associated with all activities of ING Group, whereas the MBB is responsible for managing risks associated with all activities of ING Bank. The EB and MBB responsibilities include ensuring that internal risk management and control systems are effective and that ING Group and ING Bank comply with relevant legislation and regulations. On a regular basis, the EB and MBB report on these issues and discuss the internal risk management and control systems with the SB. On a quarterly basis, the EB and MBB report on ING’s risk profile versus its risk appetite to the Risk Committee, explaining changes in the risk profile.

As a member of the EB and the MBB, the CRO ensures that risk management issues are heard and discussed at the highest level. The CRO steers a risk organisation both at head-office and business-unit levels, which participates in commercial decision-making, bringing countervailing power to keep the agreed risk profile within the risk tolerance. Every quarter, the CRO reports to the SB committees on ING’s risk appetite levels and on ING’s risk profile. In addition, the CRO briefs the SB committees on developments in internal and external risk related issues and ensures the SB committees understand specific risk concepts.

Executive level

The key risk committees described below act within the overall risk policy and delegated authorities granted by the MBB:

Global Credit & Trading Policy Committee (GCTP) discusses and approves policies, methodologies, and procedures related to credit, trading, country, and reputation (Environmental and Social Risk or ESR) risks. The GCTP meets on a monthly basis. In addition, the Credit & Trading Risk Policy Committee (CTRC) is the highest level body, with the exception of the GCTP and the Management Board Banking, authorised to discuss and approve policies, methodologies, and procedures related to Credit Risk;

Global Credit Committee – Transaction Approval (GCC(TA)) discusses and approves transactions which entail taking credit risk (including investment risk), country, legal, and ESR risk. The GCC(TA) meets twice a week;

Asset and Liability Committee Bank (ALCO Bank) discusses and steers, on a monthly basis, the overall risk profile of all ING Bank’s balance sheet and capital management risks. ALCO Bank discusses and approves policies, methodologies and procedures regarding solvency, market risk in the banking book and funding and liquidity risks;

Non-Financial Risk Committee Bank (NFRC Bank) is accountable for the design and maintenance of the Non-Financial Risk Management Framework including Operational Risk Management, Compliance and Legal policies, minimum standards, procedures and guidelines, development of tools, methods, and key parameters (incl. major changes) for risk identification, measurement, mitigating and monitoring/ reporting. The minimum frequency of the NFRC Bank is quarterly; and

have a rating strong enough to support the execution of ING’s Funding & Capital issuance plan;

be able to restore the capital and liquidity position following a stress situation on its own strength;

be in a position to meet current and forthcoming regulatory requirements and targets; and

have a risk profile that compares favourably to its main banking peers.

Step 2. Set Risk Appetite Framework

Based on ING’s risk assessment and risk ambition, specific targets are set for both financial and non-financial risks. For financial risks, ING expresses its risk appetite as a tolerance from which key ratios may deviate from their target levels where the high level risk ambition is translated into quantitative targets for solvency risk, concentration risk, business risk and funding & liquidity risk, whereas for non-financial risks, to assess that the organisation’s actual risk exposure is commensurate with its strategic objectives and that exposure beyond the tolerance risk levels is timely identified and acted upon.

Step 3. Cascade into statements per risk type and business unit

The bank wide risk appetite is translated per risk type, which is further cascaded down into the organisation to the lowest level. Risk appetite statements are then translated into dedicated underlying risk limits which are used for the day-to-day monitoring and management of ING’s risks. The suite of risk appetite statements serve as inputs for the MTP process as well as for the establishment of key performance indicators and targets for senior management.

Step 4. Monitor and manage underlying risk limits

In order to verify that it remains within the risk appetite framework, ING reports its risk positions vis-à-vis its limits on a regular basis to senior management committees. The Quarterly Risk Update reflecting the exposure of ING against the risk appetite targets is submitted quarterly to the EB and the MBB and to the (Risk Committee of the) SB.

Stress testing

Stress testing is an important risk management tool that provides input for strategic decisions and capital planning. The purpose of stress testing is to assess the impact of plausible but severe stress scenarios on ING’s capital and liquidity position. Stress tests provide insights into the vulnerabilities of certain portfolios, with regards to adverse macroeconomic circumstances, stressed financial markets, and changes in the (geo)political climate.

Types of stress tests

Within ING, different types of stress tests are performed. The most comprehensive type of stress tests are the firm-wide scenario analyses, which involve setting scenario assumptions for all the relevant macroeconomic and financial market variables in all countries relevant to ING. These assumptions usually follow a qualitative narrative that provides a background to the scenario. In addition to firm-wide scenario analyses, ING executes scenario analyses for specific countries or portfolios. Furthermore, sensitivity analyses are performed, which focus on stressing one or more risk drivers; usually without an underlying scenario narrative. Finally, ING performs reverse stress tests, which aim to determine scenarios that could lead to a pre-defined severe adverse outcome.

Process

The stress testing process of ING consists of several stages, which are:

Risk identification & risk assessment: It identifies & assesses the risks ING or the relevant entity is facing when executing its strategy based on the current and possible future economic, political, regulatory and technological environment. It provides a description of the main risks related to the nature of ING’s business, activities and vulnerabilities.

Scenario definition & parameterisation: Based on the outcome of the previous step, a set of scenarios should be determined where the relevant scope and set of risk drivers is determined for each scenario, as well as the severity, the key assumptions and input parameters. The output of this phase includes a quantitative description of the stress scenarios to be analysed, the relevant output metrics and, when applicable, a narrative description.

Impact calculation and aggregation: Based on the quantitative description of the stress scenarios determined in the previous step, the impact is determined for the relevant scenario, scope and horizon. The impact calculation and aggregation can be part of a recurring process or are part of a specific process set-up for one-off stress tests.

Scenario reporting: For each stress test, a report is prepared after each calculation which describes the results of the scenario, gives a recap of the scenario and its main assumptions and parameters. It is complemented, if needed, with an advice for management action based on the stress testing results.

Scenario control & management assessment: Depending on the outcomes of the stress test and the likelihood of the scenario, mitigating actions may be proposed. Mitigating actions may include, but are not limited to, sales or transfers of assets and reductions of risk limits.

Methodology

Detailed and comprehensive models are used to calculate the impact of the scenarios. In these models, statistical analysis is combined with expert opinion to make sure that the results adequately reflect the scenario assumptions. The methodologies are granular and portfolio-specific and use different macroeconomic and market variables as input variables. The calculations are in line with the IFRS9 calculations and standards integrated in January 2018. The stress testing models are subject to review by the Model Risk Management department.

Regulatory environment

After the turmoil in the financial markets and the subsequent need for governments to provide aid to financial institutions, financial institutions have been under more scrutiny from the public, supervisors and regulators. This has resulted in more stringent regulations intended to avoid future crises in the financial system and taxpayer’s aid in the future.

Basel III revisions, CRR/CRD IV and upcoming regulations

In Europe, some changes are currently made to the CRR/CRD IV, among others the formal introduction of the Leverage Ratio and of Pillar 2 Guidance. This will be implemented in EU regulation through the CRR II / CRD V, which is expected to be formalised in the first half of 2019. Next to this, in December 2017, the Basel III revisions were formally announced by the Basel Committee on Banking Supervision (BCBS). These new prudential rules for banks consist of a revision to the standardised approach to credit risk, the introduction of a capital floor based on standardised approaches, the use of internal models, the limitation of options for modelling operating risks, and new rules for the establishment of risk-weighted items and unused credit lines at the banks. In Europe, this will be implemented through the CRR III / CRD VI in the coming years. With this long implementation phase and the transposition into EU regulation still pending, some question marks remain on how this will shape up.

Principles for Effective Risk Data Aggregation and Risk Reporting

The BCSB239 principles are applied in the group risk data and risk reporting chain. In addition, the principles are incorporated in ING’s bank-wide internal control framework. This framework is rolled-out bank-wide, expanding the application of the principles to key local entities (including D-Sibs) and expanding the application to regulatory reporting. ING considers BCBS239 principles as part of its continuous improvement initiatives such that the key risk data aggregation and reporting practices align with the BCBS239 principles.

Targeted Review of Internal Models

In order to make capital levels more comparable and to reduce variability in banks’ internal models, the European Central Bank (ECB) introduced the Targeted Review of Internal Models (TRIM) in June 2017 to assess the reliability and comparability between banks’ models. The TRIM aims to create a level playing field by harmonising the regulatory guidance around internal models with the ultimate goal to restore trust in European banks’ use of internal models. The TRIM is expected to be finalised at the end of 2019 and could impact ING through more stringent regulation on internal models as well as increases of RWA.

Top and emerging risks

The risks listed below are defined as material existing and emerging risks that may have a potentially significant impact on our financial position or our business model. They may have a material impact on the reputation of the company, introduce volatility in future operation results, or impact ING’s medium and long-term strategy including the ability to pay dividends, maintain appropriate levels of capital or meet liquidity and funding targets. An emerging risk is defined as a risk that has the potential to have a significant negative effect on our performance, but whose impact on the organisation is currently more difficult to assess than other risk factors that are not identified as emerging risks.

The topics have emerged either as part of the annual Risk Assessment that is performed as part of the Stress Testing Framework and the Risk Appetite Framework. The sequence in which the risks are presented below is not indicative of their likelihood of occurrence or the potential magnitude of their financial consequences.

During 2018, several changes were made to our top and emerging risks. The top risks in 2018 are still related to cybercrime, Brexit negotiations, trade-restrictive measures and persistent low interest rates in Eurozone. Also, climate change risk remains an emerging risk, reflecting the impact a deterioration of the climate may have for the financial position and/or reputation of ING.

Macroeconomic developments

The economic environment was marked in 2018 by accelerated economic growth in the United States, driven by fiscal stimulus, while it slowed in UK in light of continued uncertainty about the UK’s future with the EU. In the Eurozone, the economic momentum slowed but remained strong. Further, trade-restrictive measures were also sources of uncertainty. The persistence of a low interest rate environment in Europe, where central banks held their rates at very low and even negative levels in some countries, negatively impacted short-term as well as long-term market rates. The persistence of both low interest-rate levels and the small difference between short and long-term rates impact ING’s net interest income.

The decision of the United Kingdom and EU to agree regarding leave the European Union (‘Brexit’) remains a major political and economic event that continues to effect sentiment. Brexit negotiations took place throughout 2018 and the year ended without an agreement on how the UK would leave the EU. ING continued to take steps throughout 2018 to prepare for various options, such as applying for a banking licence in the UK, taking actions for contract continuity and working to establish alternatives in the EU for those euro clearing activities that are expected to move from London following Brexit. Economic growth in the UK has slowed against a background of continued uncertainty about the future relationship with the European Union. Although ING has activities in the UK through the Wholesale Banking (WB) business line, no material asset quality deterioration following the Brexit decision has taken place.

Furthermore, pessimism about macro-economic developments such as economic and geo-political situation in Turkey and a looming trade war between the US and China unsettled financial markets and dampened consumer confidence in 2018. The trade-restrictive measures negatively affected the economic growth in some key emerging markets (a.o. China). Further uncertainty about the forthcoming budget in Italy led to a considerable increase in sovereign spreads and potential economic recession. In this perspective, ING continued to carefully monitor international developments.

Cybercrime

Cybercrime remains a continuous threat to companies in general and to financial institutions specifically. Both the frequency and the intensity of attacks increase on a global scale. Threats from Distributed Denial of Service (DDoS), targeted attacks (also called Advanced Persistent Threats) and Ransomware have intensified worldwide. ING builds on its cybercrime resilience through its dedicated Cyber Crime Expertise and Response Team, further enhancing the control environment to protect, detect and respond to e-banking fraud, DDoS and targeted attacks. Additional controls continue to be embedded in the organisation as part of the overall internal control framework and are continuously reassessed against existing and new threats.

ING also works on strengthening its global cybercrime resilience including strong collaboration against cybercrime with the financial industry, law enforcement authorities, government (e.g. National Cyber Security Center) and Internet Service Providers (ISPs).

Climate change risk

The climate is changing and this is an unparalleled challenge to our world. The causes of climate change are complex but ING understands that it is attributed directly or indirectly to anthropogenic factors. As a financial institution, ING too has a responsibility to address climate-related risks which may affect our clients or ING.

ING can play a role in financing solutions to climate change. In addition to investing billions of euros in wind farms, solar energy and geothermal power production to support the energy transition, ING will not only stop providing lending services to new coal-fired power plants and coal mines but also accelerate the reduction of financing to thermal-coal power generation to close to zero by 2025. Decisions like this have been informed by energy transition risk assessment as well as our own internal climate ambition to steer our portfolio towards the goals of the Paris Agreement.

There are physical risks associated with climate change such as those caused by changes in the frequency of extreme weather and rising sea levels. Climate-related damage resulting from storms, hail and rain may not be insured in many regions and countries of the world where ING or its clients may have business interests. There are also risks inherent to the transition to a low-carbon economy and/or resulting from the implementation of the Paris Accord. These may impact the financial sector as a result of transition policy and technological developments. The market for green finance is also changing, creating new opportunities and threats. ING is working to improve its understanding of physical and transition risks related to climate change. We are increasingly aware of these risks and are taking steps in the right direction. For example, ING already announced plans to achieve “greener” commercial real estate and mortgage portfolios. Another example is the development of the Terra approach, where ING’s sector portfolios are compared with relevant climate scenarios to identify gaps and inform strategy, will greatly contribute to this process.

In order to have board-level oversight of strategic climate-related risk and opportunity management, in 2018, ING established the Climate Change Committee (CCC). This executive committee is chaired by ING’s CRO and co-chaired by the board member responsible for Wholesale Banking. The CCC governs ING’s climate-related risk and opportunity management, strategy and target-setting for the Group.

Credit risk

Introduction

Credit risk is the risk of loss from the default and/or credit rating deterioration of clients. Credit risks arise in ING's lending, financial markets and investment activities. The credit risk section provides information on how ING measures, monitors and manages credit risk and gives an insight into the portfolio from a credit risk perspective.

Governance

Credit risk is a Tier 1 level risk function within ING and is part of the second line of defence. It is managed within the CRO organisation by regional and/or business unit CROs, focusing on specific risks in the geographical and/or business areas of their responsibilities. These are the CRO Wholesale Banking (WB), CRO Challengers & Growth Markets (C&G), CRO Netherlands and CRO Belgium. The Financial Risk department is a Tier 2 level risk function, which has oversight at a consolidated level and is responsible for risk appetite setting, risk frameworks, model development and policies.

ING’s credit risk strategy is to maintain an internationally diversified loan and bond portfolio, avoiding large risk concentrations. The emphasis is on managing business developments within the business lines by means of a top-down risk appetite framework, which sets concentration limits for countries, individual clients, sectors, products, secondary risk (collateral/guarantees) and investment activities. The aim is to support relationship-banking activities, while maintaining internal risk/reward guidelines and controls.

Credit analysis at portfolio level is monitored using metrics such as economic capital, regulatory capital, exposure at default (EAD), probability of default (PD) and loss given default (LGD). To target effective use of ING’s capital, the risk appetite is monitored and managed at the portfolio level. Credit analysis at the transactional level focuses on the risk amount, tenor, structure of the facility and profile of the borrower. ING’s credit risk managers make use of publicly available information, information provided by the client, transaction data of the client via ING account, peer group comparisons, industry comparisons and quantitative techniques.

Within ING, the ultimate approval authority for credit proposals resides with the MBB. The MBB has delegated authorities based on amounts, tenors and risk ratings to lower levels in the organisation. Transactions are approved via a dual signatory approval system that requires an individual sign-off from both front office and credit risk management. For larger and higher risk credits a committee structure exists whereby the credit risk chair takes the final decision with advice from the respective committee members, thereby ensuring accountability. Retail business units have delegated authority to decide within policies and mandates approved by credit risk. Any decisions outside those policies or above the delegated mandate require a specific credit risk approval.

The credit risk function encompasses the following activities:

Measuring, monitoring and managing credit risks in the bank’s portfolio;

Challenging and approving new and modified transactions and borrower reviews;

Managing the levels of provisioning and risk costs, and advising on impairments; and

Providing consistent credit risk policies, systems and tools to manage the credit lifecycle of all activities.

The following committees are in place to review and approve transactions and policies from a credit risk point of view:

The GCTP is authorised to approve policies, methodologies and procedures related to credit, trading, country and reputation risks on a high level for ING.

The GCC(TA) is mandated to approve transactions with credit risks.

The CTRC is authorised to approve policies, models, methodologies and procedures related to credit risk on a more detailed and operational level (with the exception of issues which are mandated to the GCTP).

The Model Development Committee (MDC) serves as a technical advisor to the CTRC and is a planning body for future model development. The committee has a delegated mandate to approve credit risk models which cover smaller portfolios.

The Model Risk Management Committee (MoRMC) has been established to align overall model strategy, model risk appetite, supporting model frameworks, policies and methodologies.

The ING Provisioning Committee (IPC) is the approval authority for loan loss provisions (LLP) for all entities.

Credit risk categories

Credit risk uses the following risk categories to differentiate between the different types of credit risk:

Lending risk: arises when ING grants a loan to a client, or issues guarantees on behalf of a client. This includes term loans, mortgages, revolving credits, overdrafts, guarantees, letters of credit, etc. The risk is measured as the accounting value of the financial obligation that the client has to repay to ING, excluding any accrued and unpaid interest, discount/premium amortisations or impairments.

Investment risk: is the credit default and risk rating migration risk that is associated with ING’s investments in bonds, commercial paper, equities, securitisations, and other similar publicly traded securities. This can be viewed as the worst-case loss that ING may incur as a result of holding a position in underlying securities whose Issuer's credit quality deteriorates or defaults. All investments in the banking book are classified in the investment risk category. The primary purpose of ING’s investments in the banking books is for liquidity management.

Money market (MM) risk: arises when ING places short-term deposits with a counterparty in order to manage excess liquidity. As such, money market deposits tend to be short-term in nature. In the event of a counterparty default, ING may lose the deposit placed. Money market risk is measured as the accounting value of the deposit, excluding any accrued and unpaid interest or the effect of any impairment.

Pre-settlement (PS) risk: arises when a client defaults on a transaction before settlement and ING has to replace the contract by a trade with another counterparty at the then prevailing (possibly unfavourable) market price. This credit risk category is associated with derivatives transactions (exchange traded derivatives, Over The Counter (OTC) derivatives and securities financing transactions).

Settlement risk: is the risk that arises when there is an exchange of value (funds or instruments) for the same value date or different value dates and receipt is not verified or expected until after ING has given irrevocable instructions to pay or has paid or delivered its side of the trade. The risk is that ING delivers but does not receive delivery from its counterparty. ING manages settlement risk in the same way as other risks including a risk limit structure per borrower. Due to the short term nature (1 day), ING does not hold provisions or capital for specific settlement risk. Although a relatively low risk, ING increasingly uses DVP (Delivery versus Payment) and safe settlement payment techniques to reduce settlement risk.

For the reconciliation between credit risk outstandings categories and financial assets, refer to table below:

Reconciliation between credit risk categories and financial position
Credit risk categories	Mainly relates to:	Notes in the financial statements
Lending risk	-Cash and balances with central banks	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Loans and advances to customers	Note 7 Loans and advances to customers
	-Off-balance sheet items e.g. obligations under financial guarantees and letters of credit and undrawn credit facilities	Note 4 Financial assets at fair value through profit or loss
Note 5 Financial assets at fair value through other comprehensive income
Note 46 Contingent liabilities and commitments
Investment risk	-Debt securities	Note 4 Financial assets at fair value through profit or loss
	-Equity securities	Note 5 Financial assets at fair value through other comprehensive income
Note 6 Securities at amortised cost
Money market (MM) risk	-Cash and balances with central banks	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Loans and advances to customers	Note 7 Loans and advances to customers
Pre-settlement (PS) risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note 4 Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 15 Financial liabilities at fair value through profit or loss
-Securities financing
Settlement risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note 4 Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 15 Financial liabilities at fair value through profit or loss
	-Amounts to be settled	Note 11 Other assets
Note 17 Other liabilities

Credit Risk Appetite and Concentration Risk Framework

The credit risk appetite and concentration risk framework is designed to prevent undesired high levels of credit risk and credit concentrations within various levels of the ING portfolio. It is derived from the concepts of boundaries and instruments as described in the Risk Appetite Framework

Credit risk appetite and concentration risk boundaries and instruments are set and reviewed on an annual basis and require approval from the MBB, EB or SB.

Credit risk appetite statements

Credit risk appetite is the maximum level of credit risk ING is willing to accept for growth and value creation. The credit risk appetite is linked to the overall bank-wide risk appetite framework. The credit risk appetite is expressed in quantitative and qualitative measures. Having a credit risk appetite achieves:

Clarity about the credit risks that ING is prepared to assume, target setting and prudent risk management;

Consistent communication to different stakeholders;

Guidelines on how to align reporting and monitoring tools with the organisational structure and strategy; and

Alignment of business strategies and key performance indicators of business units to ING’s credit risk appetite by means of the Dynamic Planning.

Credit risk appetite is present across different levels within ING, at portfolio level as well as transaction level. The various credit risk appetite components at the portfolio and transaction levels together result in the credit risk appetite framework.

The credit risk appetite and concentration risk framework is composed of:

Country risk concentration: Country risk is the risk that arises due to events in a specific country (or group of countries). In order to manage the maximum country event loss ING is willing to accept, boundaries are approved by the SB that ensure ING’s consolidated 3-year average result before tax can absorb an estimated country event loss due to a country risk occurrence. The estimated level is correlated to the risk rating assigned to a given country. By means of instruments, actual country limits are set (each of which should not exceed the country’s boundary), reviewed monthly and updated when needed. In the case of countries with elevated levels of geopolitical or severe economic cycle risk, the monitoring is performed on a more frequent basis with strict pipeline and exposure management to protect ING from adverse impacts.

Single name and industry sector concentration: Using the same concepts of boundaries and instruments mentioned earlier, ING has established a concentration risk framework in order to identify, measure and monitor single name concentration and industry sector concentration (systemic risk).

Product and secondary risk concentration: In addition, ING has established a concentration framework to identify, measure and monitor product concentration and secondary risk.

Scenarios and stress tests: Stress testing evaluates ING’s financial stability under severe, but plausible stress scenarios, and supports decision-making that assures ING remains a financially going concern even after a severe event occurs. In addition to the bank-wide stress testing framework as described in the Risk Management section, ING performs regularly sensitivity analysis in order to assess portfolio risks and concentrations. These sensitivity analysis are consistent with the stress scenario established in the group wide credit risk appetite framework.

Product approvals: the product approval and review process is implemented to assess and manage risks associated with the introduction of new or modified products. It safeguards that sound due diligence is performed by relevant stakeholders and to have the relevant risks (credit, operational, compliance, etc.) adequately addressed in the Product Approval and Review Process (PARP).

Sector policies: being detailed analyses of defined products and/or industries. They identify the major risk drivers and mitigants, the internal business mandate, and propose the minimum risk (including business) parameters – and potentially the maximum product and/or portfolio limit - to undertake that business. A sector policy is always prepared by the front office responsible for the internal business mandate and requires an approval from the designated approval authority. Sector policies may carry various names and/or may have geographical and/or business limitations (e.g. local vs global).

Reference benchmarks: being the maximum appetite of credit risk per legal one obligor group. It is expressed as a (benchmark) exposure at the concentration risk level, which corresponds to (maximum) internal capital consumption for credit risk. It is used as a reference amount in the credit approval process and can be waived on the basis of proper credit risk arguments.

Credit approval process: The purpose of the credit approval process is that individual transactions and the risk associated with these transactions are assessed on a name-by-name basis. For each type of client there is a dedicated process with credit risk managers specialised along the business lines of ING. The credit approval process is supported by a risk rating system and exposure monitoring system. Ratings are used to indicate a client’s creditworthiness which translates into a probability of default. This is used as input to determine the maximum risk appetite that ING has for a given type of client (reference benchmark). The determination of the delegated authority (the amount that can be approved at various levels of the organisation) is a function of the risk rating of the client and ING’s credit risk exposure on the client.

Given the nature of the retail business, roles and responsibilities of the local credit risk policy are delegated to local retail credit risk management. However, the global retail risk policy prescribes no-go criteria and minimum standards for underwriting. Lending standards, including material changes to those standards, should be approved by the global head of retail risk.

Environmental and Social Risk Framework

ING makes a positive contribution to global economic growth and sustainable development by promoting responsible lending and investment practices. The ESR policy framework incorporates assessment tools that are used in ING’s mainstream processes and systems. It is therefore fully integrated into regular client and transaction reviews.

The ESR policy framework is reviewed every three years on the basis of significant changes identified in the sectors that are more vulnerable to environmental and social risks and impacts. In 2018, a full review of the ESR policy framework was conducted to achieve more clarity on the scope, governance and due diligence. This was done with the active participation of internal stakeholders (per industry sector) and guidance from external stakeholders (clients, peer banks and NGOs). The updated ESR policy framework is scheduled to be implemented in early Q2 2019, similar to the publication on ing.com.

Environmental and social risks for all lending transactions are reviewed during the periodic credit reviews. ESR transactions, where funds will be used for asset based finance, may require enhanced ESR due diligence e.g. application of the Equator Principles. Such enhanced ESR evaluation is also required for any high-risk transaction, such as those that impact indigenous people etc.

As the risk assessment activities are performed globally, each team involved must be familiar with ING’s environmental and social framework. Hence, ING makes a significant investment in internal training programs to help CDUs, front office and risk management staff in assessing environmental and social risks.

Credit risk models

Within ING, internal Basel compliant models are used to determine PD, EAD and LGD for regulatory and economic capital purposes. These models also form the basis of ING’s IFRS 9 loan loss provisioning (see “IFRS 9 models” below). Bank wide, ING has implemented around 100 credit risk models, for both regulatory capital and loan loss provisioning purposes.

There are two main types of PD, EAD and LGD models used throughout the Bank:

Statistical models are created where a large set of default or detailed loss data is available. They are characterised by a sufficient number of data points that facilitate meaningful statistical estimation of the model parameters. The model parameters are estimated with statistical techniques based on the data set available;

Hybrid models contain characteristics of statistical models combined with knowledge and experience of experts from risk management and front office staff, literature from rating agencies, supervisors and academics. These models are especially appropriate for ‘Low Default Portfolios’, where limited historical defaults exist.

Pre-settlement measurement models

For regulatory capital, pre-settlement (PS) exposure is calculated using a marked to market (MtM) plus regulatory-based add-on. For internal capital purposes ING uses a combination of the below mentioned methodologies to calculate its PS exposures:

MtM plus model based add-on approach: In this approach, the PS risk is calculated as the sum of the MtM of the trade and a model-based add-on. The MtM fluctuates through the life of the contract. The model-based add-on is product-specific, and takes into account the remaining time to maturity, profiling per time-buckets etc. Add-ons are updated with a frequency that takes into account major market changes. This methodology is used for pre-deal exposure assessment of all ING financial markets products. Furthermore, it is used for post-deal risk calculations in the case of financial markets portfolios that do not justify the computational efforts and costs associated with implementation of a Scenario Simulation approach;

Scenario Simulation approach (Monte Carlo approach): This approach is the more complex of the methods for PS risk calculations. It takes into account daily market conditions, including correlations between the risk factors and portfolio benefits. This Monte Carlo approach is currently used in ING for the largest volume of derivative products such as foreign exchange (FX) and interest rate derivatives.

ING recognises that the above approaches are not sufficiently accurate for certain trading products such as highly structured or exotic derivative transactions. For the assessment of risk exposures of such complex products a bespoke calculation is made.

There are no exposures under the advanced, Internal Model Method (IMM) under Pillar 1. Under Pillar 2 ING uses the IMM for FX and interest rate derivative exposures.

The figure below provides a high level summary of the application of model outcomes (PD, EAD and LGD).

Credit risk model governance

All PD, EAD and LGD models used for regulatory capital and for IFRS loan loss provisioning are built according to ING’s internal credit risk modelling methodology standards and model life cycle. After a model validation by Model Risk Management (MoRM), the Model Development Committee (MDC) advices the Credit & Trading Risk Committee (CTRC) on the final approval of the models. The model validation is focused on the following four key elements: process verification, conceptual soundness, outcome analysis and review of developmental evidence.. Each model has both a credit risk and a front office co-sponsor. Both the MDC and the CTRC have participation from senior credit risk management as well as the front office to ensure maximum alignment within the organisation. The capital impact from the implementation of approved models is reported to the ECB in a quarterly report. In addition, MoRM validates each model on a periodic basis. During such periodic validation, the model performance is analysed through back-testing and performance assessment. A five-grade colour footprint is assigned to each model during this time. If a model is considered insufficiently robust or if the back-testing indicates insufficient performance, then the model is re-calibrated or re-developed.

Credit risk rating process

In principle all risk ratings are based on a Risk Rating (PD) Model that complies with the minimum requirements detailed in CRR/CRDIV, ECB Supervisory Rules and EBA guidelines. This concerns all borrower types and segments.

ING’s PD rating models are based on a 1-22 scale (1=highest rating; 22=lowest rating) referred to as the ‘Master scale’, which roughly corresponds to the same rating grades that are assigned by external rating agencies, such as Standard & Poor’s, Moody’s and Fitch. For example, an ING rating of 1 corresponds to an S&P/Fitch rating of AAA and a Moody’s rating of Aaa; an ING rating of 2 corresponds to an S&P/Fitch rating of AA+ and a Moody’s rating of Aa1, and so on.

The 22 grades are composed of the following categories:

Investment grade (Risk Rating 1-10);

Non-investment grade (Risk Rating 11-17);

Sub-standard (Risk Rating 18-19); and

Non-performing (Risk Rating 20-22).

The three first categories (1-19) are risk ratings for performing loans. The ratings are calculated in IT systems with internally developed models based on data which is either manually or automatically fed. Under certain conditions, the outcome of a manually fed model can be challenged through a rating appeal process. Risk ratings for non-performing loans (NPL) (20-22) are set by the global or regional credit restructuring department. For securitisation portfolios, the external ratings of the tranche in which ING has invested are leading.

Risk ratings assigned to clients and reviewed, at least annually with the performance of the underlying models monitored regularly. Over 90% of ING’s credit exposures have been rated using one of the in-house developed PD rating models. Some of these models are global in nature, such as models for Large Corporates, Commercial Banks, Insurance Companies, Central Governments, Local Governments, Funds, Fund Managers, Project Finance and Leveraged Companies. While other models are more regional or country specific, such as PD models for Small Medium Enterprise (SME) companies in Central Europe, the Netherlands, Belgium, Luxembourg, as well as residential mortgage and consumer loan models in the various retail markets.

Rating Models for retail clients are predominantly statistically driven and automated, such that ratings can be updated on a monthly or bi-monthly basis. Models for large corporates, institutions and banks are manually updated and are individually monitored on at least an annual basis.

IFRS 9 models

The IFRS 9 models determine expected credit loss (ECL) based on which collective loan loss provisions are determined. The IFRS 9 models leverage on the AIRB models (PD, LGD, EAD). For this purpose, regulatory conservatism is removed from the ECL parameters (PD, LGD and EAD). The IFRS 9 models apply two types of adjustments to the ECL parameters, namely 1) adjustment for economic outlook and 2) adjustment for lifetime horizon, the latter which is only applicable for stage 2 and stage 3 assets. The IFRS9 model parameters are estimated based on statistical techniques and supported by expert judgement..

Credit risk tools

Credit risk policies

ING’s credit risk policies outline the rules, roles and responsibilities, through the credit lifecycle. All credit risk policies are created according to policy development standards and reviewed on a regular basis. Each policy has a credit risk sponsor and is created in close consultation with various stakeholders within credit risk, front office and, where applicable, other corporate departments. All policies require approval by the CTRC and, where applicable, by the GCTP.

Credit risk systems and data standards

The acceptance, maintenance, measurement, management and reporting of credit risks at all levels of ING is executed through promotion of single, common credit risk data standards and the integration into common credit risk tools that support standardised and transparent credit risk practices. ING has chosen to develop credit risk tools centrally. The philosophy is to use a single source of data, in an integrated approach that includes ING policy, the regulatory environment in which we operate, and the daily processes which are active throughout the group. Application to these three areas is the essential requirement to aim for high data quality standards and discipline. The customer-centric data model conforms to the three core business needs of ING:

To transact efficiently with our clients;

To be compliant with our internal and external obligations; and

To monitor the risks we undertake.

Data Governance and Data Quality

ING recognises that information and underlying data are assets that are key (together with people, processes and IT systems) to further develop its digital profile. Cooperation and mutual agreement on global data management roles and responsibilities in ING are critical success factors to meet this objective. As such ING has embraced multiple data management and governance initiatives triggered by internal and external stakeholders (e.g. Principles for Effective Risk Data Aggregation and Risk Reporting). In the Financial Risk and Risk COO departments, these principles are embedded in credit risk data management and enshrined within the Data Governance framework. The framework outlines roles and responsibilities relevant for the credit risk lifecycle and data quality assurance.

Credit risk data lifecycle

The credit risk data governance framework used by ING is based on the credit risk data lifecycle. The governance related to data delivery and exchange is described in various data agreements between data users and data suppliers.

The scope of credit risk data is the data set determined and assigned for ING’s external and internal reporting requirements as well as our credit risk modelling requirements. Principally, data can be categorised into one of the two following types:

Atomic data: the lowest level of detail and provides the base data for all data transformations. The guiding principles are that each data element is only input once, and has a clear data owner and ‘home’ system or database which is leading throughout all uses of that data element. From the data ‘home’, the data may then be redistributed to other systems or databases that may require that data in an automated Straight through Processing (STP) method. Depending on the need, the data may be transferred in real time, near real time, daily, weekly or monthly.

Derived data: data derived from other data elements (atomic or derived) as a result of data transformations such as credit risk models, calculations and aggregation. Derived data is hosted in the central credit risk system (Vortex).

A key component of credit risk data is that this data is continuously used throughout all the stages of the credit risk management cycle. By using and re-using data, there is a continuous incentive for all data providers and users to assure high standard data quality with regards to data delivery and data usage.

The credit risk data lifecycle describes the interlinked stages of the lifecycle from data definition to data usage as shown in the next figure:

Data Definitions: this process step aims that atomic and derived credit risk data terms have a single definition and definition owner throughout the organisation. It also facilitates that defined data is fit for the purpose it will be used for.

Capture: aims that atomic data is captured by business units and is available for exchange according to pre-agreed standards and specifications.

Exchange: purpose of this step is that data exchange is executed as agreed between data owner and data user.

Processing & Calculation: processes delivered atomic data and uses it to calculate credit risk derived data. The outcome of this stage is used as an input for credit risk data aggregation in, for example, risk reporting.

  Data Usage: facilitates data aggregation and usage such that it is fit for multiple purposes e.g. modelling, regulatory and statutory reporting. Data usage or distribution is facilitated according to the agreed purpose and data confidentiality, protection, security and retention rules.
  Data Quality Assurance: establishes data quality management with the primary focus on how credit risk data quality is managed throughout the credit risk data lifecycle. It covers the data quality cycle, data quality criteria and relevant activities through the stages.

The data quality cycle consists of four stages: define, implement, monitor and improve. During the data definitions step, data quality rules are determined. Having set the definitions, local data quality rules are implemented in the source systems, and both successively and simultaneously, data quality rules are implemented in the central credit risk system. The next stage consists of data validations, monitoring and control activities performed early in the data exchange and after data processing and calculation stage. The last stage is the continuous improvement of data quality which can be split into two categories:

One-off issues and reoccurring issues that are identified, prioritised and subject to resolution;

The periodic review of data quality rules and improvements based on lessons learned from solving issues, audits and best practices.

Credit risk portfolio

ING’s credit exposure is mainly related to traditional lending to individuals and businesses followed by investments in bonds and securitised assets. Loans to individuals are mainly mortgage loans secured by residential property. Loans (including guarantees issued) to businesses are often collateralised, but can be unsecured based on the internal analysis of the borrower’s creditworthiness. Bonds in the investment portfolio are generally unsecured, but predominantly consist of bonds issued by Central Governments or equivalent entities, followed by EU and/ or OECD based financial institutions. Secured bonds, such as mortgage backed securities and asset backed securities are secured by the underlying diversified pool of assets (commercial or residential mortgages, car loans and/or other assets) held by the securities issuer. The last major credit risk source involves pre-settlement exposures which arise from trading activities, including derivatives, repurchase transactions and securities lending/borrowing transactions. This is also identified as counterparty credit risk.

Unless specifically stated, the figures in the tables in the credit risk section includes ‘intercompany loans’ to ING Group.

Portfolio analysis per business line

Risk rating buckets are defined based upon the quality of the exposures in terms of creditworthiness, varying from investment grade to non-performing loan ratings expressed in S&P, Moody’s and Fitch rating equivalents.

ING uses a common industry classification methodology based on the NAICS system (North American Industry Classification System). This methodology has over 1,500 detailed industry descriptions, which are aggregated into 22 industry classes at the highest level. Certain countries require ING to report locally based on other industry classification methodologies, which are generally derived from the NAICS classifications presented here.

ING Bank portfolio per line of business, outstandings[1,2,3,4,5]
		Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Rating class		2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Investment grade	1 (AAA)	25,179	20,110	466	482	16,390	14,803	29,333	6,842	71,368	42,237
	2-4 (AA)	46,819	38,304	5,572	6,971	28,515	32,749	1,431	12	82,337	78,036
	5-7 (A)	63,797	68,028	19,643	18,391	41,325	39,690	531	567	125,296	126,676
	8-10 (BBB)	110,876	92,240	109,843	95,260	56,520	56,567	2,655	3,168	279,894	247,235
Non-Investment grade	11-13 (BB)	93,299	92,305	66,887	77,868	42,968	40,104	957	982	204,111	211,259
	14-16 (B)	18,684	17,429	16,444	15,939	11,904	11,351	13	-	47,045	44,719
	17 (CCC)	1,696	1,786	2,324	2,577	760	758	90	5	4,870	5,126
Substandard grade	18 (CC)	1,444	1,546	1,491	1,599	600	341	-	-	3,535	3,486
	19 (C)	299	553	1,093	1,237	629	563	-	-	2,021	2,353
NPL grade	20-22 (D)	4,396	5,415	4,229	4,678	2,189	2,107	314	308	11,128	12,509
Total		366,489	337,716	227,992	225,002	201,800	199,033	35,324	11,885	831,605	773,636

Industry
Private Individuals		32	37	164,220	163,426	156,385	146,450	-	-	320,637	309,913
Commercial Banks		45,094	49,538	251	315	8,889	9,579	4,263	4,766	58,497	64,198
Natural Resources		52,498	52,666	1,151	872	863	1,132	-	-	54,512	54,670
Real Estate		38,481	36,180	12,219	11,552	2,353	1,972	-	-	53,053	49,704
Central Governments		32,356	29,699	1,306	2,481	6,244	9,207	3,131	3,131	43,037	44,518
Non-Bank Financial Institutions		37,023	32,623	2,139	2,289	623	2,427	762	769	40,547	38,108
Transportation & Logistics		27,036	24,462	2,699	2,661	741	770	-	-	30,476	27,893
Central Banks		28,962	17,014	-	199	6,124	2,672	27,116	3,214	62,202	23,099
Services		12,470	12,410	9,911	8,939	980	1,099	2	-	23,363	22,448
Food, Beverages & Personal Care		15,093	12,871	5,600	4,915	2,258	2,555	-	-	22,951	20,341
Lower Public Administration		3,459	3,613	5,296	4,959	8,227	11,706	-	-	16,982	20,278
General Industries		14,919	13,393	3,932	3,571	2,681	2,896	-	-	21,532	19,860
Chemicals, Health & Pharmaceuticals		10,248	8,399	6,253	6,246	1,070	1,264	-	-	17,571	15,909
Other		48,818	44,811	13,015	12,577	4,362	5,304	50	5	66,245	62,697
Total		366,489	337,716	227,992	225,002	201,800	199,033	35,324	11,885	831,605	773,636

Region
Europe	Netherlands	41,816	43,041	142,602	142,960	656	722	30,158	7,659	215,232	194,382
	Germany	15,831	16,869	475	476	96,278	93,552	45	38	112,629	110,935
	Belgium	36,546	22,419	79,362	76,396	671	667	16	-	116,595	99,482
	Rest of Europe [4]	149,499	143,897	5,083	4,735	66,900	66,706	1,516	77	222,998	215,415
Americas		64,621	56,086	294	222	1,572	2,549	15	1	66,502	58,858
Asia/Pacific		48,557	47,589	105	139	194	138	3,573	4,104	52,429	51,970
Australia		6,751	4,994	28	29	35,524	34,696	1	6	42,304	39,725
Rest of World		2,868	2,821	43	45	5	3	-	-	2,916	2,869
Total		366,489	337,716	227,992	225,002	201,800	199,033	35,324	11,885	831,605	773,636
1 Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
2 Based on the total amount of credit risk in the respective column using ING’s internal credit risk measurement methodologies. Economic sectors (industry) below 2% are not shown separately but grouped in Other.
3 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.
4 The top 5 countries within Rest of Europe based on outstandings are Poland (EUR 32,244 million), Spain (EUR 30,156 million), United Kingdom (EUR 28,610 million), Luxemburg (EUR 23,540 million) and Italy (EUR 19,948 million).
5 For a reference to the Notes in the Annual Report we refer to the table 'Reconciliation between credit risk categories and financial position'.

During 2018, the total ING portfolio size increased by 7.5% to EUR 832 billion outstandings, mainly driven by net volume growth and by foreign exchange rate changes. The net volume growth was mainly visible in risk categories Lending (+8.9%) and Pre-Settlement (+15.5%), partially offset by a reduced outstandings in Investment (-5.6%). The increase related to foreign exchange rate movements was mostly due to the appreciation of US Dollar (+5.0%) against the Euro, which was largely offset by the depreciation of the Australian Dollar (-5.4%), New Turkish Lira (-25.1%) and Polish New Zloty (-2.8%) against the Euro.

Overall the rating class concentration improved. Increased outstandings was observed for Investment grade rating classes (+13.1%), while the concentration in Non-Investment and Substandard grade decreased by 1.9% and 4.8%, respectively.

The NPL grade rating class decreased outstandings by 11.1%, mainly driven by Wholesale Banking and Retail Benelux. The NPL decrease in WB was largely visible in the industries Natural Resources, Real Estate, Transportation & Logistics and Utilities, partially offset by an increased NPL outstandings in Food, Beverages & Personal Care. The NPL decrease in Retail Benelux was mainly seen for residential mortgage loans. The overall exposure for ING remained concentrated in the A, BB and BBB rating classes.

Outstandings on AAA-rated assets increased by 69%, mainly due to increased central bank exposures in Corporate Line as a result of liquidity management.

Central bank exposure within Europe and Americas increased across business lines contributing to the growth observed in AAA/AA rated assets. The concentration in the BBB rating class for Wholesale Banking increased largely driven by an increased outstandings to corporates and a downgrade for one German financial institution shifting exposure from rating class A to BBB. Additional decreased outstandings in rating class A within Wholesale Banking was seen with corporates.

The rating distribution for Retail Benelux improved mostly driven by improved risk profile of Dutch residential mortgages shifting outstandings from rating classes BB to BBB. Similar but smaller in volume shift from rating classes BB to BBB was seen with residential mortgages in Belgium. The overall volume growth of Belgium residential mortgages was mainly concentrated in rating class BBB. Further positive risk migration in Retail Benelux was due to decreased defaulted exposures (-9.6%), mostly driven by the reduced defaulted exposures in Netherlands Retail (-18.7%). A reduction of AA outstandings for Retail Challengers & Growth Markets (C&G) was seen mainly in Germany, caused largely by lowered volumes of bond investments and money market assets with Local / Regional Authorities. BB rating class increased outstandings in Retail Challengers & Growth Markets (C&G) mainly in Residential Mortgage Loans with the largest growth seen in Australia and Spain.

The main concentration in Private Individuals is related to mortgage lending. Mortgage volume increased, mainly in Germany, Spain, Belgium and Poland, which was partially offset by a decline of mortgage lending in the Netherlands. Overall the main contributor for the increased outstandings in Private Individuals was Retail Challengers & Growth Markets.

The outstandings concentration with Central Governments decreased following a reduction in government bond exposures to Germany, France and Austria within Wholesale Banking and Retail Challengers & Growth Markets. This was partially offset by an increase in government bond exposures with Spain, USA and Poland. In Retail Benelux a decrease of central government exposures was seen in Belgium.

Within Central Banks, the increase in concentration in Corporate Line was solely driven by increased deposits with the Dutch central bank, while in Wholesale Banking increased outstandings was seen with Banque Nationale de Belgique SA, partially offset by a reduction in exposures with Banque Centrale du Luxembourg and Bank of England. An increase was also seen with regulatory reserve deposits with Deutsche Bundesbank within Retail Challengers & Growth Markets.

Commercial Banks concentration decreased within Wholesale Banking, largely due to decreased Nostro / Loro exposures in the Netherlands and decreased export finance in China, which was partially offset by increased trade finance in Republic of Korea. Non-Bank Financial Institutions concentration increased in Wholesale Banking mostly due to increased securities financing in the USA, while reduced concentration in Retail Challengers & Growth Markets was mainly due to lower securitization exposures in United States and Spain.

Within Wholesale Banking: Real Estate concentration increased mainly due to increased lending exposures in United States, Luxemburg and Australia; Transportation & Logistics outstandinsg increased mostly in Japan; Food, Beverages & Personal Care outstandings increased mainly in United States, Switzerland and Luxembourg; Chemicals, Health & Pharmaceuticals outstandings increased mostly in Germany and United States, while a decreased outstandings was seen in the Netherlands.

A reduced concentration of Lower public administration was seen within Retail Challengers & Growth Markets, driven by the reduction of bond investments with Local / Regional Authorities in Germany.

Portfolio analysis per geographical area

The most noticeable outstandings trends in the Netherlands were the aforementioned decreased volumes in residential mortgage loans and decreased Nostro / Loro exposures to Commercial Banks. These were completely offset by the large increase in regulatory reserve deposit with the Dutch Central Bank.

Increased outstandings in Belgium was mainly due to increased Securities Financing and Money Market Assets with Central Bank and due to residential mortgage volume growth. These were slightly offset by a reduction of exposure with Belgian Central Government.

Outstandings in Germany increased mainly due to increased regulatory reserve deposits with Deutsche Bundesbank and increased residential mortgage lending, which was partly offset by lowered volumes of bond investments and money market assets with Local / Regional Authorities.

The concentration of outstandings in the Rest of Europe increased, mainly in Spain, Poland and Romania, while it decreased in France and Turkey. The increase of outstandings in the Americas was largely driven by higher exposures to Corporates and Non-Bank Financial Institutions in the United States. In Asia/Pacific, the concentration of outstandings remained relatively stable, with noticeable increase of outstandings in Hong Kong, Republic of Korea, Singapore and Japan, partly offset by a reduction of outstandings in China and Taiwan.

ING Bank portfolio, outstandings by economic sectors and geographical area[1,2]
	Region								Total	Total
Industry	Netherlands	Belgium	Germany	Rest of Europe	Australia	Asia	America	Africa	2018	2017
Private Individuals	118,115	42,174	81,448	47,359	31,109	178	215	39	320,637	309,913
Commercial Banks	3,780	340	3,899	26,453	1,680	14,998	6,907	440	58,497	64,198
Natural Resources	2,186	1,348	778	24,308	940	14,665	9,205	1,082	54,512	54,670
Real Estate	18,659	9,689	1,201	16,385	2,912	969	3,227	11	53,053	49,704
Central Governments	7,772	6,127	2,769	19,128	374	232	6,304	331	43,037	44,518
Non-Bank Financial Institutions	3,615	1,351	2,539	16,150	625	3,235	13,029	3	40,547	38,108
Transportation & Logistics	4,207	2,063	446	11,710	811	7,101	3,499	639	30,476	27,893
Central Banks	25,721	18,343	5,690	9,174	226	3,041	–	7	62,202	23,099
Services	4,707	8,815	877	5,439	321	824	2,380	–	23,363	22,448
Food, Beverages & Personal Care	5,640	3,234	390	8,281	84	1,211	4,098	13	22,951	20,341
Lower Public Administration	523	5,544	6,566	1,808	1,619	–	922	–	16,982	20,278
General Industries	4,222	3,293	1,125	7,996	6	1,576	3,314	–	21,532	19,860
Chemicals, Health & Pharmaceuticals	4,341	3,410	1,109	5,042	147	541	2,981	–	17,571	15,909
Other	11,744	10,864	3,792	23,765	1,450	3,858	10,421	351	66,245	62,697
Total	215,232	116,595	112,629	222,998	42,304	52,429	66,502	2,916	831,605	773,636

Rating class
Investment grade	141,831	75,537	90,159	146,834	27,734	36,677	39,937	185	558,894	494,183
Non-Investment grade	68,568	37,484	21,268	71,260	14,125	15,330	25,463	2,528	256,026	261,105
Substandard grade	1,705	1,137	454	1,652	57	184	314	53	5,556	5,838
NPL grade	3,128	2,437	748	3,252	388	238	788	150	11,129	12,510
Total	215,232	116,595	112,629	222,998	42,304	52,429	66,502	2,916	831,605	773,636

1 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.
2 For a reference to the Notes in the Annual Report we refer to the table ‘Reconciliation between credit risk categories and financial position’.

Credit risk mitigation

ING’s lending and investment businesses are subject to credit risk. As such, the creditworthiness of our customers and investments is continually monitored for their ability to meet their financial obligations to ING. In addition, to determine the credit quality and creditworthiness of the customer, ING uses various credit risk mitigation techniques and instruments to mitigate the credit risk associated with an exposure and to reduce the losses incurred subsequent to an event of default on an obligation a customer may have towards ING. The most common terminology used in ING for credit risk protection is ‘cover’. While a cover can be an important mitigant of credit risk and an alternative source of repayment, generally it is ING’s practice to lend on the basis of the customer’s creditworthiness rather than exclusively relying on the value of the cover. Within ING, there are two distinct forms of covers: assets and third party obligations.

Cover forms

Assets

The asset that has been pledged to ING as collateral or security gives ING the right to liquidate it in cases where the customer is unable to fulfil its financial obligation. As such, the proceeds can be applied towards full or partial compensation of the customer's outstandings exposure. An asset can be tangible (such as cash, securities, receivables, inventory, plant & machinery and mortgages on real estate properties) or intangible (such as patents, trademarks, contract rights and licenses).

Third party obligation

Third party obligation, indemnification or undertaking (either by contract and/or by law) is a legally binding declaration by a third party that gives ING the right to claim from that third party an amount, if the customer fails on its obligations to ING. The most common examples are guarantees (such as parent guarantees and export credit insurances), letters of comfort, or third party pledged / mortgages.

Cover valuation methodology

General guidelines for cover valuation are established to have consistent application within ING. These general guidelines also require that the value of the cover needs to be monitored on a regular basis. Covers are revalued periodically and whenever there is reason to believe that the market is subject to significant changes in conditions. The frequency of monitoring and revaluation depends on the type of covers.

The valuation method also depends on the type of covers. For asset collateral, the valuation sources can be the customer’s balance sheet (e.g. inventory, machinery, and equipment), nominal value (e.g. cash, receivables), market value (e.g. securities and commodities), independent valuations (commercial real estate) and market indices (residential real estate). For third party obligations, the valuation is based on the value which is attributed to the contract between ING and that third party.

Covers

This section provides insight in the types of covers and to which extent exposures benefit from collateral or guarantees. The disclosure differentiates between the risk categories (Lending, Investment, Money Market and Pre-settlement) and the most relevant cover forms mortgages and financial collateral (cash and securities) and guarantees. ING obtains cover which is eligible for credit risk mitigation under CRR/CRDIV, as well as cover is not eligible. Collateral covering financial market transactions is valued on a daily basis. To mitigate the credit risk arising from Financial Markets transactions, the bank enters into legal agreements governing the exchange of financial collateral (high quality government bonds and cash).

The cover values are presented for the total portfolio of ING, both the performing and non-performing portfolio. The non-performing definition is explained in detail in the section ‘Credit Restructuring’. To further the insight, also a breakdown of ING’s portfolio by industry and geography is provided. For comparability reasons with previous tables, outstandings is used to show ING’s portfolio.

Exposures are categorised into different Value to Loan (VTL) buckets that give insight in the level of collateralisation of ING’s portfolio. VTL is calculated as the cover value divided by the outstandings at the balance sheet date. The cover values are indexed where appropriate and exclude any cost of liquidation. Covers can either be valid for all or some exposures or a particular outstandings of a borrower, the latter being the most common. For the purpose of aggregation, the coverage of all outstandings is capped at 100%. Over-collateralisation is ignored in this overview for the VTL. Each limit is subsequently assigned to one of the six defined VTL buckets: no cover, >0% to 25%, >25% to 50%, >50% to 75%, >75% to <100%, and ≥ 100%. As the nature of the Pre-settlement portfolio determines that collateral is netted, these VTL buckets are not shown.

The next table gives an overview of the collateralisation of the ING’s total portfolio.

Cover values including guarantees received - Total ING Bank – 2018
		Cover type					Value to Loan
	Outstan-dings	Mortgages	Eligible Financial Collateral	Other CRR/CRDIV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	Partially covered	Fully covered
Consumer Lending	318,804	547,832	3,509	280	25,760	39,166	6.6%	7.9%	85.4%
Business Lending	365,480	147,203	19,089	125,472	86,215	132,416	37.7%	23.5%	38.8%
Investment and Money Market	95,701	-	80	214	145	45	91.0%	8.8%	0.2%
Total Lending, Investment and Money Market	779,985	695,035	22,678	125,966	112,120	171,627	31.6%	15.3%	53.1%
Pre-settlement [1]	51,620
Total Bank	831,605

1 More information on the credit risk mitigants can be found in the Pre-settlement section.

Cover values including guarantees received - Total ING Bank – 2017
		Cover type					Value to Loan
	Outstan-dings	Mortgages	Eligible Financial Collateral	Other CRR/CRDIV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	Partially covered	Fully covered
Consumer Lending	308,349	512,709	3,680	338	25,130	38,551	6.3%	9.3%	84.4%
Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	24.1%	40.6%
Investment and Money Market	100,449		59	117	522		99.5%	0.4%	0.2%
Total Lending, Investment and Money Market	728,951	647,376	18,923	100,024	116,429	167,536	31.9%	14.6%	53.6%
Pre-settlement [1]	44,685
Total Bank	773,636

1 More information on the credit risk mitigants can be found in the Pre-settlement section.

Over the year, the collateralisation level of the total portfolio remained stable. Excluding the pre-settlement portfolio, 53.1% of ING Bank’s outstandings were fully collateralised in 2018 (2017: 53.6%). Since investments traditionally do not require covers, the percentage for ‘no covers’ in this portfolio is close to 90%. Improved economic conditions in ING’s main markets contributed to improved collateral valuations, observed in consumer lending, but an increase in non-lending outstandings produced a slightly lower coverage ratio for business lending. The increase in lending for ‘Other CRR/CRDIV eligible’ covers was mainly situated in the Netherlands, accounting for 43.1% of the difference from 2017. The decrease in ‘Guarantees’ is primarily attributed to the ‘Rest of Europe’ region, accounting for 81.1% of the decline.

Consumer lending portfolio

The consumer lending portfolio accounts for 38.3% of ING Bank’s total outstandings, primarily consisting of residential mortgage loans (98.5% of performing loans) and other consumer lending loans, which mainly comprise term loans, revolvers and personal loans to consumers. As a result, most of the collateral consists of mortgages. The mortgage values are collected in an internal central database and in most cases external data is used to index the market value (e.g. on a quarterly basis the mortgage values for the Netherlands are updated using the NVM house price index).

A significant part of ING’s residential mortgage portfolio is provided in the Netherlands (39.5%), followed by other main markets such as Germany (24.8%), Belgium & Luxembourg (13.5%) and Australia (10.6%). Given the size of the Dutch mortgage portfolio, the valuation methodology to determine the cover values for Dutch residential mortgages is provided below.

Dutch mortgages valuation

When a mortgage loan is granted in the Netherlands, the policy dictates maximum loan to market value (LTMV) for an existing property and for construction property financing of 100% (in 2017: 101%). The cover values are captured in the local systems which are subsequently fed into a central data system.

In case of newly built houses mostly the building /purchase agreement is sufficient as valuation. In the case of existing houses three kind of valuations are allowed. If the LTMV is below 90% a (1) WOZ (fiscal market value, determined by government authorities) or an (2) automated model valuation (the Calcasa ING Valuation) is permitted. In most cases a valuation is performed by (3) certified valuators that are registered at one of the organisations accepted by ING. In addition, the valuator must be a member of the NVM (Nederlandse Vereniging van Makelaars – Dutch Association of Real Estate Agents), VBO (Vereniging Bemiddeling Onroerend Goed – Association of Real Estate Brokers), VastgoedPRO (Association of Real Estate Professionals) or NVR (Nederlandse Vereniging van Rentmeesters).

Consumer lending portfolio – cover values

The below tables show the values of different covers and the VTL split between performing and non-performing loans.

Cover values including guarantees received - Consumer lending portfolio – 2018
		Cover type					Value to Loan
	Out-stan-dings	Mort-gages	Eligible Financial Colla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	285,976	535,664	2,839	96	23,741	33,350	–	–	0.1%	1.0%	7.3%	91.6%
Residential Mortgages(SME) [1]	5,383	8,219	160	64	155	1,175	–	0.3%	0.8%	1.7%	7.5%	89.7%
Other Consumer Lending	23,937	156	493	107	1,694	3,965	84.7%	0.3%	0.1%	0.1%	0.5%	14.3%
Total Performing	315,297	544,039	3,492	268	25,591	38,489	6.4%	0.1%	0.1%	0.9%	6.8%	85.7%

Non-performing
Residential Mortgages (Private Individuals)	2,490	3,568	16	2	152	605	0.5%	0.2%	0.8%	2.9%	13.6%	82.0%
Residential Mortgages(SME) [1]	134	218	–	5	9	24	0.4%	–	0.7%	2.4%	8.9%	87.7%
Other Consumer Lending	884	7	1	5	9	47	95.4%	0.5%	0.1%	0.2%	0.6%	3.2%
Total Non-performing	3,508	3,793	17	12	169	677	24.4%	0.2%	0.6%	2.2%	10.1%	62.4%

Total Consumer Lending	318,804	547,832	3,509	280	25,760	39,166	6.6%	0.1%	0.1%	1.0%	6.9%	85.4%

1 Consists mainly of residential mortgages to small one man business clients

Cover values including guarantees received - Consumer lending portfolio – 2017
		Cover type					Value to Loan
	Out-stan-dings	Mort-gages	Eligible Financial Colla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	277,776	500,753	2,980	116	23,597	32,104	–	–	0.1%	1.2%	8.5%	90.2%
Residential Mortgages(SME) [1]	4,882	7,411	68	67	155	1,342	–	0.4%	1.2%	1.6%	7.7%	89.1%
Other Consumer Lending	21,791	246	604	142	1,147	4,384	84.6%	0.3%	0.1%	0.2%	0.7%	14.1%
Total Performing	304,449	508,409	3,652	325	24,900	37,830	6.1%	0.1%	0.1%	1.1%	7.9%	84.7%

Non-performing
Residential Mortgages (Private Individuals)	2,883	4,046	26	4	211	646	0.8%	0.2%	0.6%	4.1%	18.9%	75.4%
Residential Mortgages(SME) [1]	159	249		5	10	21	0.7%	1.9%	0.6%	1.8%	10.7%	84.2%
Other Consumer Lending	857	6	1	4	9	53	95.6%	0.3%	0.1%	0.2%	0.7%	3.0%
Total Non-performing	3,900	4,300	27	13	230	720	21.6%	0.3%	0.5%	3.1%	14.6%	59.9%

Total Consumer Lending	308,349	512,709	3,680	338	25,130	38,551	6.3%	0.1%	0.1%	1.1%	8.0%	84.4%

1 Consists mainly of residential mortgages to small one man business clients

The collateralisation of the consumer lending portfolio continued to improve over the year 2018. The rise in collateralisation levels (1.0%) was due to improved housing prices observed in different mortgage markets, driven by the Netherlands as the main market.

ING Bank’s residential mortgage outstandings increased mainly in Germany (5.0%), Spain (15.3%) and Belgium (5.6%). The largest contributor to increased mortgage outstandings among performing loans was residential mortgages to private individuals (3.0%). Mortgage outstandings in the Netherlands decreased slightly (-1.4%) due in part to the run-off and transfer of WU Bank mortgages to NN Bank. Overall NPLs have shown an improvement, falling 10.1% from EUR 3.9 billion to EUR 3.5 billion. A considerable portion of this decline in NPLs is observable in the Netherlands.

For the residential mortgages portfolio, the cover type guarantees relates to mortgages covered by governmental insurers under the Nationale Hypotheek Garantie (NHG) in the Netherlands. The NHG guarantees the repayment of a loan in case of a forced property sale.

Business lending portfolio

Business lending accounts for 43.9% of ING Bank’s total outstandings (41.4% in 2017). In line with our objective to give stakeholders insight into the portfolio, we present the business lending portfolio per industry breakdown in accordance with the NAICS definition and per region and main market. Business Lending presented in this section does not include pre-settlement, investment and money market exposures, which are outlined in the next sections.

Cover values including guarantees received - Business lending portfolio – 2018
		Cover type					Value to Loan
Industry	Out-stan-dings	Mort-gages	Eligible FinancialColla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Natural Resources	52,774	1,170	2,142	20,718	17,944	17,648	28.2%	11.6%	11.4%	10.7%	12.4%	25.7%
Real Estate	52,438	93,179	1,498	1,823	7,399	9,172	4.3%	1.2%	2.2%	3.1%	7.6%	81.6%
Central Banks	34,366		6				100.0%
Transportation & Logistics	28,976	3,085	148	25,068	7,470	5,787	17.7%	6.1%	3.0%	4.5%	10.3%	58.5%
Commercial Banks	23,908	323	338	2,848	1,312	1,070	79.1%	2.3%	1.7%	0.3%	6.2%	10.4%
Services	22,248	9,379	2,889	5,802	7,480	15,631	34.2%	4.6%	4.2%	6.7%	5.7%	44.5%
Non-Bank Financial Institutions	20,806	1,581	9,163	20,788	5,529	11,558	33.7%	5.8%	3.1%	9.2%	7.0%	41.2%
Food, Beverages & Personal Care	20,999	7,376	302	8,842	7,380	15,257	29.1%	4.7%	6.8%	9.9%	11.5%	38.0%
General Industries	20,344	5,027	263	16,684	6,065	14,919	33.4%	5.7%	3.7%	8.4%	8.4%	40.4%
Chemicals, Health & Pharmaceuticals	16,439	8,634	203	4,364	3,899	6,485	35.7%	2.8%	3.8%	7.4%	12.0%	38.4%
Builders & Contractors	14,841	7,132	205	5,021	4,370	8,719	27.5%	8.5%	4.2%	8.1%	10.5%	41.1%
Utilities	14,442	376	616	3,529	3,447	4,426	43.0%	16.2%	4.1%	5.7%	3.8%	27.2%
Others [1]	57,741	17,073	1,520	15,007	18,289	30,463	39.4%	5.3%	4.9%	5.5%	8.5%	36.3%

Total Business Lending	365,480	147,203	19,089	125,472	86,215	132,416	37.7%	5.3%	4.4%	5.8%	8.0%	38.8%
of which Total Non-performing	7,543	3,578	266	2,350	2,676	2,097	28.8%	3.8%	4.8%	9.0%	15.1%	38.4%

1 ‘Others’ comprises industries with outstandings lower than EUR 10 billion.

Cover values including guarantees received - Business lending portfolio – 2018
			Cover type					Value to Loan
Region		Out-stan-dings	Mort-gages	Eligible FinancialColla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
	Africa	2,830	10	62	752	2,043	173	17.1%	4.6%	8.8%	9.9%	25.7%	33.8%
	America	47,056	6,105	6,408	29,963	7,007	9,876	39.9%	5.6%	6.0%	6.8%	8.8%	32.9%
	Asia	41,943	868	1,153	14,466	14,391	8,865	39.7%	7.0%	5.3%	7.5%	9.2%	31.4%
	Australia	7,741	6,074	226	1,182	939	783	33.6%	3.4%	1.7%	3.7%	6.2%	51.3%
Europe	Belgium	49,464	34,299	990	8,567	18,601	36,642	25.0%	1.9%	3.1%	4.1%	6.3%	59.5%
	Germany	15,167	2,288	71	669	1,366	3,395	62.6%	5.0%	2.5%	4.4%	2.4%	23.2%
	Netherlands	84,664	56,558	2,976	35,393	7,553	13,955	43.5%	2.3%	2.7%	5.5%	9.7%	36.3%
	Rest of Europe	116,614	40,999	7,204	34,481	34,316	58,726	34.9%	8.3%	5.7%	5.8%	7.2%	38.1%

	Total Business Lending	365,480	147,203	19,089	125,472	86,215	132,416	37.7%	5.3%	4.4%	5.8%	8.0%	38.8%
	of which Non-performing	7,543	3,578	266	2,350	2,676	2,097	28.8%	3.8%	4.8%	9.0%	15.1%	38.4%

Cover values including guarantees received - Business lending portfolio – 2017
		Cover type					Value to Loan
Industry	Out-stan-dings	Mort-gages	Eligible FinancialColla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Natural Resources	50,754	1,090	2,359	20,529	16,162	18,501	32.6%	12.4%	10.5%	10.7%	9.2%	24.6%
Real Estate	49,098	81,749	1,641	1,363	7,179	8,084	6.4%	1.1%	0.9%	3.2%	9.3%	79.2%
Transportation & Logistics	26,352	3,151	139	21,428	6,983	7,734	19.2%	5.0%	1.3%	4.5%	12.9%	57.2%
Commercial Banks	26,265	324	126	2,370	1,624	746	86.2%	1.1%	0.2%	1.0%	2.3%	9.1%
Services	21,369	8,747	2,800	4,318	7,148	12,315	34.8%	4.0%	4.2%	5.8%	9.1%	42.1%
Food, Beverages & Personal Care	18,739	7,170	269	7,791	7,529	15,287	26.2%	4.2%	5.2%	10.7%	11.6%	42.1%
General Industries	18,711	4,676	210	6,529	6,152	12,169	36.9%	3.4%	6.0%	7.7%	8.5%	37.5%
Non-Bank Financial Institutions	17,394	1,774	5,362	13,018	5,070	10,255	36.4%	6.2%	5.0%	8.9%	2.6%	41.0%
Chemicals, Health & Pharmaceuticals	14,905	8,159	240	3,381	3,171	7,239	36.3%	2.6%	3.3%	7.6%	12.1%	38.0%
Builders & Contractors	14,242	6,517	230	4,789	4,535	7,886	35.4%	4.2%	5.0%	6.0%	8.9%	40.4%
Utilities	13,503	777	911	4,134	3,920	6,325	39.7%	8.7%	3.3%	4.8%	6.4%	37.1%
Others [1]	48,821	10,534	899	9,918	21,302	22,444	49.7%	5.3%	4.4%	4.4%	8.3%	27.9%

Total Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	5.2%	4.3%	6.1%	8.6%	40.6%
of which Total Non-performing	8,531	4,132	441	3,261	2,947	2,877	23.2%	3.9%	6.1%	7.3%	17.0%	42.4%

1 ‘Others’ comprises industries with outstandings lower than EUR 10 billion.

Cover values including guarantees received - Business lending portfolio – 2017
			Cover type					Value to Loan
Region		Out-stan-dings	Mort-gages	Eligible FinancialColla-teral	Other CRR/CRD IV eligible	Guaran-tees	Non CRR/CRD IV eligible	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
	Africa	2,713	10	60	238	2,007	608	26.0%	3.7%	3.2%	9.0%	19.8%	38.2%
	America	40,603	4,819	4,504	29,677	6,712	18,799	35.0%	3.5%	5.0%	7.4%	8.4%	40.7%
	Asia	41,100	670	1,343	12,319	15,126	9,061	45.8%	10.2%	6.1%	6.4%	4.7%	26.9%
	Australia	5,578	4,266	49	1,018	685	857	34.8%	1.3%	3.4%	4.6%	7.3%	48.6%
Europe	Belgium	46,993	32,474	1,280	6,483	18,514	27,670	27.5%	1.9%	2.7%	4.7%	6.4%	56.8%
	Germany	11,952	2,067	41	575	1,485	3,400	56.3%	4.6%	4.3%	4.3%	3.6%	26.8%
	Netherlands	62,391	51,973	2,406	24,229	8,233	13,005	26.5%	2.8%	3.5%	7.7%	15.1%	44.3%
	Rest of Europe	108,822	38,389	5,502	25,029	38,014	55,585	37.8%	6.9%	4.7%	5.3%	7.6%	37.7%

	Total Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	5.2%	4.3%	6.1%	8.6%	40.6%
	of which Non-performing	8,531	4,132	441	3,261	2,947	2,877	23.2%	3.9%	6.1%	7.3%	17.0%	42.4%

The tables above provide the collateralisation of ING Bank’s business lending portfolio. Breakdowns are provided per industry as well as by geographical region or market, which are defined based on the residence of the borrowers. The risk profile of the business lending portfolio increased in 2018 as collateralisation coverage fell by 4.7%. Business lending growth exceeded the increase in total cover value in 2018, with business lending outstandings rising by EUR 45.3 billion while covers increased by EUR 41.2 billion.

Broken down by industry, the largest increase in outstandings is attributable to Central Banks (234.6%), mainly driven by a growth in Regulatory Reserve Deposits at the Dutch Central Bank. The largest decrease in outstandings was observed in Commercial Banks (-8.8%), due primarily to a fall in Nostro balances.

The value to loan for no covers in the Netherlands increased substantially year over year from 26.5% to 43.5% in 2018. This coincided with an increase in fully covered outstandings in the Netherlands. Utilities were the only industry to experience a decrease in total covers (EUR 3,7billion), but while other industries’ cover levels grew, outstandings grew faster. Eligible financial collateral for Non-Bank financial institutions increased substantially (9.6%), and outstandings grew at 19.6%.

The largest increases in outstandings were seen in the Netherlands (35.7%) and in the region America (17.3%). The increase in the Netherlands was primarily due to a large increase in revolving loans in the form of regulatory reserve deposits. As these deposits are not collateralised, this increase had no effect in total cover amounts.

Pre-settlement portfolio

ING uses various market pricing and measurement techniques to determine the amount of credit risk on pre-settlement activities. These techniques estimate ING’s potential future exposure on individual and portfolios of trades. Master agreements and collateral agreements are frequently entered into to reduce these credit risks.

ING matches trades with similar characteristics to determine their eligibility for offsetting. This offsetting effect is called ‘compensation’. Therefore, ING reduces the amount by any legal netting that may be permitted under various types of Master Agreements, such as ISDA Master Agreements, Global Master Repurchase Agreements (GMRA), Global Master Securities Lending Agreements (GMSLA), etc. Lastly, the amount is further reduced by any collateral that is held by ING under Credit Support Annexes (CSAs) or other similar agreements.

The use of Central Clearing Parties (CCPs) for the settlement of derivative transactions continues to grow and consequently the credit risk shifts more and more from the trading Counterparties to the CCPs. In 2018, the notional Pre-Settlement exposure that was cleared via CCPs formed 58.3% of the total notional (56.8% in 2017).

As part of its securities financing business, ING entities actively enter into agreements to sell and buy back marketable securities. These transactions can take many legal forms. Repurchase and reverse repurchase agreements, buy/sell-back and sell/buyback agreements, and securities borrowing and lending agreements are the most common. As a general rule, the marketable securities that have been received under these transactions are eligible to be resold or re-pledged in other (similar) transactions. ING is obliged to return equivalent securities in such cases.

The ‘Gross MtM before netting and collateral’ is the exposure calculated in accordance with the Current Exposure Method (CEM, which in the EU regulation is referred to as the Mark-to-Market method) without accounting for any netting or collateral benefit;

The ‘MtM after netting’ is the exposure, according to the CEM, taking into account the benefit of legally enforceable netting agreements (e.g. ISDAs), but without considering the benefit of margin collateral (e.g. CSAs);

The ‘MtM after netting and collateral’ is the exposure according to the CEM, taking into account both the benefit of netting and marginal collateral. In other words, the gap between the ‘MtM after netting’ and ‘MtM after netting and collateral’ is the liquid collateral (cash and securities); and

The outstandings column represents CEM exposure (MtM after netting plus the Potential Future Exposure - PFE) at a 97.5% confidence level for derivatives and securities.

During 2018 the pre-settlement portfolio increased when expressed in terms of outstandings. The pre-settlement portfolio was mainly concentrated in rest of Europe to a central counterparty clearinghouse and commercial banks in the UK, mostly consisting of Interest Rate Derivatives, FX Derivatives, Securities Financing and Credit Derivatives. The outstandings increase was due to security financing to Belgian National Bank.

Pre-settlement portfolio
		2018				2017
	Region	Gross MtM before netting and collateral	MtM after netting	MtM after netting and collateral	Out-standings	Gross MtM before netting and collateral	MtM after netting	MtM after netting and collateral	Out-standings
	Africa	49	38	38	50	107	96	85	119
	America	20,671	11,110	7,239	8,276	21,296	10,864	6,846	7,690
	Asia	6,723	3,565	3,312	3,617	7,150	3,663	3,020	3,542
	Australia	403	288	288	328	483	264	241	532
Europe	Belgium	13,623	2,600	2,561	12,097	5,165	3,761	2,880	2,215
	Germany	3,713	1,429	1,256	2,018	4,481	2,091	1,397	2,264
	Netherlands	6,114	3,192	2,407	4,243	6,701	4,174	2,771	4,062
	Rest of Europe	95,887	19,788	17,341	20,991	104,788	22,404	17,637	24,260

	Total Pre-settlement	147,183	42,009	34,442	51,620	150,171	47,316	34,877	44,685
	of which Non-performing	19	19	19	25	23	25	25	29

Credit quality
Following the higher credit risk levels seen as a result of the financial crisis and economic downturn, credit quality has been improving since 2014 and also continued the improving trend in 2018.

Credit risk categories
	Regular	Watch List	Restructuring [1]	Non-performing [1]
Possible ratings	1–19	1–19	11–20	20-22
Typical ratings	1–14	15–17	18–20	20-22
Deterioration in risk	Not significant	Significant	Significant	Significant
Significant intervention	Not required	Not required	Required	Required
Includes impairments	No	No	Yes	Yes
Account Ownership	Front Office	Front Office	Front Office	Front Office
Credit Risk Management	Regular	Regular	Credit Restructuring	Credit Restructuring
Primary Manager	Front Office	Front Office	Credit Restructuring	Credit Restructuring
Accounting provisioning	Stage 1/2	Stage 1/2	Stage 2/3	Stage 3

1 More information on the Restructuring and Non-performing categories can be found in the Credit restructuring section.

The credit quality of the ING portfolio improved with non-performing outstandings which continued to decrease. The reduction in the non-performing portfolio was due to repayments combined with positive rating migration to the performing portfolio. The decrease was mainly observed in Retail Netherlands and Netherlands WB portfolio. The increase in the past due but performing portfolio mainly observed in Belgium & Luxembourg Retail portfolio.

Credit quality: ING Bank portfolio, outstandings
	2018	2017
Neither past due nor non-performing	816,063	756,803
Consumer lending past due but performing (1–90 days)	4,440	4,352
Non-performing [1]	11,102	12,481
Total	831,605	773,636

1 Based on lending and investment activities

Past due obligations

Retail Banking continuously measures its portfolio in terms of payment arrears and on a monthly basis determines if there are any significant changes in the level of arrears. This methodology is principally extended to loans to private individuals, such as residential mortgage loans, car loans, and other consumer loans. An obligation is considered ‘past due’ if a payment of interest or principal is more than one day late. ING aims to help its customers as soon as they are past due by communicating (e-mail, SMS, letter or outbound call) to remind them of their payment obligations. In its contact with the customers, ING aims to solve the (potential) financial difficulties by offering a range of measures (e.g. payment arrangements, restructuring). If the issues cannot be cured, for example because the customer is unable or unwilling to pay, the contract is sent to the recovery unit. The facility is downgraded to risk rating 20 (non-performing) when arrears exceed 90 days past due and to risk rating 21 or 22 (no more cure) when the contract is terminated. The table below captures all past due exposures starting from day 1.

Aging analysis (past due but performing): ING Bank consumer lending portfolio, outstandings [1]
	2018	2017
Past due for 1–30 days	3,283	3,464
Past due for 31–60 days	892	724
Past due for 61–90 days	265	163
Total	4,440	4,352

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Total past due but performing exposure for consumer loans increased by EUR 0.1 billion. The improvement mostly in the 1-30 bucket has been driven by the Netherlands residential mortgages due to macro-economic factors (low unemployment, low inflation and increasing house prices), while in the 31-60 and 61-90 days past due buckets an increase has been witnessed in the Belgium residential mortgages portfolio, largely related to an operational impact of the merger with Record Bank (a difference in the repayments process). The increase has been partly offset by a decrease in Australia and the rest of Europe.

Aging analysis (past due but performing): ING Bank consumer lending portfolio by geographic area, outstandings[1]
		2018			2017
	Region	Residential Mortgages	Other retail	Total	Total
	Africa	–	–	1	1
	America	3	–	3	3
	Asia	2	–	2	1
	Australia	178	1	178	251
Europe	Belgium	1,483	387	1,870	1,671
	Germany	502	104	606	497
	Netherlands	924	11	934	1,062
	Rest of Europe	383	463	847	866

	Total	3,474	966	4,440	4,352

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Wholesale Banking: for business loans (governments, institutions, and corporates), ING classifies the relevant obligors as non-performing when any of the following default triggers occur:

The borrower has failed in the payment of principal or interest/fees and such payment failure has remained unresolved for the following period:

Corporates: more than 90 days; and

Financial Institutions and Governments: from day 1, however, a research period of 14 calendar days will be observed in order for ING to establish whether the payment default was due to non-operational reasons (i.e. the deteriorated credit quality of the financial institution) or due to operational reasons. The latter does not trigger default.

ING believes the borrower is unlikely to pay; the borrower has evidenced significant financial difficulty, to the extent that it will have a negative impact on the future cash flows of the financial asset. The following events could be seen as examples of financial difficulty indicators:

(1) The borrower (or third party) has started insolvency proceedings.

(2) NPL status of a group company/co-borrower.

(3) Significant fraud (affecting the company’s ability to service its debt).

(4) There is doubt as to the borrower’s ability to generate stable and sufficient cash flows to service its debt.

(5) Restructuring of debt.

ING has granted concessions relating to the borrower’s financial difficulty, the effect of which is a reduction in expected future cash flows of the financial asset below current carrying amount.

Wholesale Banking has an individual name approach, using Early Warnings indicators to signal possible future issues in debt service.

Credit restructuring

Global Credit Restructuring (GCR) is the dedicated and independent department that deals with non-performing loans and loans that hold a reasonable probability that ING will end up with a loss, if no specific action is taken. GCR deals with accounts or portfolios requiring an active approach, which may include renegotiation of terms & conditions and business or financial restructuring. The loans are managed by GCR or by units in the various regions and business units.

ING uses three distinct statuses in categorizing the management of clients with (perceived) deteriorating credit risk profiles, i.e. there is doubt as to the performance and the collectability of the client’s contractual obligations:

Watch List: Usually, a client is first classified as Watch List when there are concerns of any potential or material deterioration in the credit risk profile that may affect the ability of the client to adhere to its debt service obligations or to refinance its existing loans. Watch List status requires more than usual attention, increased monitoring and quarterly reviews. Some clients with a Watch List status may develop into a Restructuring status or even a Recovery status.

Restructuring: A client is classified as Restructuring when there are concerns about the client’s financial stability, credit worthiness, and/or ability to repay, but where the situation does not require the recall or acceleration of facilities nor the liquidation the collateral. ING’s actions aim to maintain the going concern status of the client by:

Restoring the client’s financial stability;

Supporting the client’s turnaround;

Restoring the balance between debt and equity; and

Restructuring the debt to a sustainable situation.

Recovery: A client is classified as in Recovery when ING and/or the client concludes that the client’s financial situation cannot be restored and a decision is made to end the (credit) relationship or even to enter into bankruptcy. ING will prefer an amicable exit, but will enforce and liquidate the collateral or claim under the guarantees if deemed necessary.

Watch List, Restructuring and Recovery are discussed at least on a quarterly basis between the Front Office, GCR, and the respective Credit Risk Management executives, at which time it may be decided to change the status of an account from Watch List to Restructuring or Recovery or vice versa.

Non-performing loans

ING’s loan portfolio is under constant review. Loans with past due financial obligations of more than 90 days are reclassified as non-performing. For commercial lending portfolios, there generally are reasons for declaring a loan non-performing prior to being 90 days past due. These reasons include, but are not limited to, ING’s assessment of the customer’s perceived inability to meet its financial obligations, or the customer filing for bankruptcy or bankruptcy protection.

The table below represents the breakdown by industry of credit risk outstandings for lending and investment positions that have been classified as non-performing.

Non-performing Loans: ING Bank portfolio portfolio, outstandings by economic sector and business lines
	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Industry	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Private Individuals	1	1	2,163	2,567	1,535	1,526			3,698	4,094
Natural Resources	925	1,673	43	21	54	48			1,022	1,742
Real Estate	823	1,149	333	367	3	7			1,159	1,523
Transportation & Logistics	599	749	177	219	28	16			804	983
Builders & Contractors	405	390	332	344	152	130			889	863
General Industries	373	340	186	152	135	120			693	612
Services	260	282	265	255	38	41			563	578
Food, Beverages & Personal Care	372	164	294	304	109	102			775	570
Other [1]	612	639	436	450	135	119	314	308	1,497	1,516
Total	4,370	5,385	4,229	4,679	2,188	2,109	313	308	11,102	12,481

1 Economic sectors not specified in above overview are grouped in Other.

Non-performing Loans: ING Bank portfolio, outstandings by economic sectors and geographical area
	Region								Total	Total
Industry	Netherlands	Belgium	Germany	Rest of Europe	Australia	Asia	America	Africa	2018	2017
Private Individuals	973	1,137	671	679	230	2	4	1	3,698	4,094
Natural Resources	105	27	–	169	116	192	322	91	1,022	1,742
Real Estate	369	213	33	542			1		1,159	1,523
Transportation & Logistics	348	50	1	299	42	10	55		804	983
Builders & Contractors	146	275	1	381			87		889	863
General Industries	153	114	12	374			41	–	693	612
Services	148	256	–	115		7	36		563	578
Food, Beverages & Personal Care	210	125	27	212		26	176		775	570
Other [1]	670	238	3	477	–	–	55	55	1,497	1,516
Total	3,122	2,435	748	3,248	387	237	777	148	11,102	12,481

1 Economic sectors not specified in above overview are grouped in Other.

Non-Performing portfolio decreased within ING Bank over 2018. The overall outstandings decrease in non-performing loans were due to positive risk migration and repayments. The biggest decrease was witnessed in Netherlands Retail and Netherlands WB portfolio. In Netherlands Retail, the biggest decrease was observed in residential mortgages portfolio.

In Netherlands, EUR 973 million of the non-performing loan portfolio consisted of loans to private individuals, of which EUR 834 million were residential mortgages. In Belgium, almost half of the non-performing portfolio consisted of loans to private individuals of which EUR 883 million was residential mortgages. Similarly, in Germany, more than half of the non-performing portfolio consisted of residential mortgages.

Loan Loss Provisioning

As of 1 January 2018, the IFRS 9 accounting rules on loan loss provisioning have been implemented. These accounting rules do not change the actual credit losses, but have an impact on the timing of when these losses are reflected in the P&L. Under IFRS 9 loan loss provisions are booked given expected losses, whereas under the IAS 39 accounting practice loan loss provisions were booked from the moment losses were incurred. More specifically, loan loss provisioning becomes more forward-looking under IFRS 9 partly due to the fact that provisions will be based on the macroeconomic outlook, amongst other factors. Furthermore, loan loss provisioning will be calculated on the lifetime expected losses for assets that have experienced a significant deterioration in credit quality. As a result of these elements, loan loss provisioning in the P&L could become more volatile. More information on the impairment methodology for financial assets under IFRS 9 can be found in ‘Note 1 Accounting policies’ under part b) IFRS 9 ‘Financial instruments’ - Accounting policies applied from 1 January 2018 sub-section iv) Impairment of financial assets.

ING Bank portfolio per IFRS 9 stage and rating class[1,2,3]
2018		Stage 1		Stage 2		Stage 3		Total
Rating class		Outstandings	Provisions	Outstandings	Provisions	Outstandings	Provisions	Outstandings	Provisions
Investment grade	1 (AAA)	67,543	1					67,543	1
	2-4 (AA)	63,357	3	21				63,378	3
	5-7 (A)	95,514	11	1,694				97,208	11
	8-10 (BBB)	247,452	54	3,968	5			251,420	59
Non-Investment grade	11-13 (BB)	178,318	227	9,052	72			187,370	299
	14-16 (B)	25,241	197	18,723	388			43,964	585
	17 (CCC)	294	8	3,987	157			4,281	165
Substandard grade	18 (CC)			3,399	147			3,399	147
	19 (C)			1,979	156			1,979	156
NPL grade	20-22 (D)					10,575	3,139	10,575	3,139

Total		677,719	501	42,823	925	10,575	3,139	731,117	4,565
1 Total outstanding excludes non-IFRS 9 eligible assets (for such exposures no IFRS stage is available: mainly guarantees, letters of credit and pre-settlement exposures).
2 Total provisions exclude EUR 2 million Purchased Credit Impaired.
3 For a reference to the Notes in the Annual Report we refer to the table ‘Reconciliation between credit risk categories and financial position’.

Of the total ING Bank portfolio, 81.5% of total outstandings is classified as stage 1, while stage 2 and 3 make up 5.1% and 1.3% of total outstandings, respectively. The remaining 12.1% of the outstandings is not measured in accordance to IFRS 9 impairments (mainly guarantees, letters of credit and pre-settlement exposures).

Investment grade outstandings is 84.8% stage 1 and 1.0% stage 2. Non-Investment grade is 79.6% % stage 1 and 12.4% stage 2. Substandard grade is 96.8% stage 2, while 94.2% of NPL grade outstandings is classified as stage 3 (the rest of the NPL outstandings is not eligible for IFRS 9).

Sensitivity analysis of key sources of estimation uncertainty

The introduction IFRS 9, with its inherent complexities and potential impact on the carrying amounts of our assets and liabilities, represents a key source of estimation uncertainty. In particular, the Group’s reportable ECL numbers are most sensitive to the forward-looking macroeconomic forecasts used as model inputs, the probability-weights applied to each of the three scenarios, and the criteria for identifying a significant increase in credit risk. As such, these crucial components require consultation and management judgement, and are subject to extensive governance.

Forward-looking macroeconomics used as model inputs

As a baseline for IFRS 9, the Group use the consensus outlook for economic variables. The Oxford Economics’ Global Economic Model (OEGEM) is then used to complement the consensus with consistent projections for variables for which there are no consensus estimates available (most notably HPI and unemployment), and to ensure general consistency of the scenarios.

The Group’s consensus view of the baseline scenario suggests economic growth will level off over the initial (three year) forecast period, as the pace of expansion in the main advanced economies and emerging markets is likely to wane. For the Eurozone, as output gaps close and monetary policy begins to normalize, growth is expected to decline. For the US, the near-term outlook is still positive, but over the forecast period we expect growth to fall below the recent trend as the impact of tax cuts and of higher interest rates begin to take effect. The Group continues to monitor the potential escalation of an international trade conflict, and the likely outcome of any Brexit deal, which, at present remains unclear.

The downside scenario sees a relatively synchronized global downturn with economic growth in advanced economies falling close to zero, and emerging markets suffering a pronounced slowdown. The upside scenario sees economic growth returning to rates not seen since the financial crisis and a return to pre-crisis unemployment rates.

Probability weights applied to each of the three scenarios

The alternative scenarios are based on the forecast errors of the OEGEM. To understand the baseline level of uncertainty around any forecast, Oxford Economics keeps track of all its forecast errors of the past 20 years. The distribution of forecast errors for GDP, unemployment, house prices and share prices is applied to the baseline forecast creating a broad range of alternative outcomes.

For the downside scenario, ING has chosen for the 90th percentile of that distribution because this corresponds with how within risk management earnings at risk is being defined. The upside scenario is represented by the 10th percentile of the distribution. The distribution of the scenarios for economic growth, taking into account the applicable percentile of the distribution, is resulting in the upside scenario to be weighted at 20%, the downside scenario to be weighted at 20% and consequently, the base case scenario to be weighted at 60%.

Based on the above two sources of estimation uncertainty, analysis on the sensitivity of key forward-looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability-weights applied to each of the three scenarios is presented below. The countries included in the analysis are for the Group’s most significant geographic regions, in terms of both gross contribution to reportable ECL, and sensitivity of ECL to forward-looking macroeconomics. Accordingly, the Group considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year. The Group also observes that, in general, the Wholesale business is more sensitive to the impact of forward-looking macroeconomic scenarios.

Real GPD, Unemployment rate and HPI (in that order) are considered the variables with the largest impact on the LLP. This is supported by statistical analysis. These forward-looking macroeconomics (amongst others) are used in the calculation of the Group’s un-weighted ECLs, which are applied the probability-weightings as disclosed, to arrive at the reportable ECL for collectively-assessed assets. Whilst the table does give a high-level indication of the sensitivity of the outputs to the different scenarios, it does not provide insight on the interdependencies and correlations between different macroeconomic variable inputs. Furthermore, in addition to forward-looking macroeconomics, there are a number of other model inputs and processes which contribute to the calculation of un-weighted ECLs. Any sensitivity analysis which relies on this data should consider these complexities.

ING Bank: Sensitivity analysis [1,2,3]
		2019	2020	2021	Un-weighted ECL (Eur mln)	Probability-weighing	Reportable ECL (Eur mln)[4]
Netherlands
Upside scenario	Real GDP	3.0	3.9	3.2	438	20%	507
	Unemployment	2.8	2.4	2.2
	HPI	15.3	11.7	3.0
Baseline Scenario	Real GDP	2.2	1.7	1.6	493	60%
	Unemployment	3.7	3.9	4.1
	HPI	4.4	3.2	2.9
Downside scenario	Real GDP	0.0	-0.5	0.5	615	20%
	Unemployment	5.0	6.3	7.0
	HPI	-6.5	-6.7	2.8
Germany
Upside scenario	Real GDP	3.2	3.6	1.9	480	20%	535
	Unemployment	2.4	1.7	1.5
	HPI	6.7	5.9	5.9
Baseline Scenario	Real GDP	1.7	1.6	1.3	528	60%
	Unemployment	3.2	3.2	3.3
	HPI	3.2	2.4	2.4
Downside scenario	Real GDP	-0.6	-0.9	0.6	613	20%
	Unemployment	4.3	4.8	5.3
	HPI	-0.4	-1.3	-1.5
Belgium
Upside scenario	Real GDP	2.7	3.0	2.3	351	20%	390
	Unemployment	5.8	5.6	5.5
	HPI	5.0	4.2	4.3
Baseline Scenario	Real GDP	1.5	1.6	1.6	381	60%
	Unemployment	6.3	6.2	6.2
	HPI	3.4	3.4	3.4
Downside scenario	Real GDP	-0.1	0.2	1.2	455	20%
	Unemployment	7.8	8.6	8.5
	HPI	1.5	2.6	2.4
United States
Upside scenario	Real GDP	3.5	4.1	3.7	58	20%	119
	Unemployment	2.5	1.7	1.5
	HPI	6.8	8.9	8.2
Baseline Scenario	Real GDP	2.7	1.8	1.8	103	60%
	Unemployment	3.6	3.8	3.9
	HPI	4.3	3.4	2.9
Downside scenario	Real GDP	0.2	-0.5	0.2	228	20%
	Unemployment	5.1	6.6	7.2
	HPI	1.8	-2.3	-3.3
1 Real GDP, in % year-on-year change
2 Unemployment in % of total labour force
3 House Price Index (HPI) in % year-on-year
4 Sensitivity does not include the effect of manual adjustments, which are not material

ING Bank: Summary Forborne portfolio [1]
	2018				2017
Business Line	Outstandings	Of which: Perfor-ming	Of which: Non-Perfor-ming	% of total portfolio	Outstandings	Of which: Perfor-ming	Of which: Non-Perfor-ming	% of total portfolio

Wholesale Banking	5,130	3,100	2,029	1.8%	6,162	2,776	3,386	2.1%
Retail Banking	5,010	2,858	2,152	1.2%	5,657	3,074	2,583	1.3%
Total	10,140	5,959	4,181	1.4%	11,819	5,849	5,969	1.6%

1 Undrawn commitments are excluded.

ING Bank: Summary Forborne portfolio by forbearance type[1]
	2018				2017
Forbearance type	Outstandings	Of which: Perfor-ming	Of which:Non-Perfor-ming	% of total portfolio	Outstandings	Of which: Perfor-ming	Of which:Non-Perfor-ming	% of total portfolio

Loan modification	8,456	4,837	3,620	1.1%	9,752	4,562	5,190	1.2%
Refinancing	1,684	1,122	561	0.2%	2,066	1,287	779	0.2%
Total	10,140	5,959	4,181	1.4%	11,819	5,849	5,969	1.6%

1 Undrawn commitments are excluded.

ING implemented its forbearance policy in 2014. In 2016 based on a detailed re-assessment of the relevant standards set by EBA and subsequent regulatory guidance, ING tightened the definitions under its forbearance policy. As a result of these revisions in definition and scope, performing forborne exposures recognized by ING increased significantly in 2016 as measures taken in previous periods were then recognized as forbearance. Examples of measures taken were commercially justifiable measures, modifications of covenants as well as waivers of covenant breaches.

As per December 2018 ING’s total forborne portfolio decreased by EUR 1.7 billion (14%) to EUR 10.1 billion, mainly driven by Wholesale Banking (EUR -1.0 billion). The scope of forbearance has been narrowed down in accordance with the policy ”Managing Special Assets: Watch List Restructuring and Recovery”, and as from 2Q18 financial guarantees and letters of credit are excluded, reducing total forborne portfolio by EUR 249 million.

Wholesale Banking

As per December 2018, Wholesale Banking forborne portfolio amounted to EUR 5.1 billion, which represented 1.8% of the total Wholesale Banking portfolio.

The main concentration of forborne portfolio in a single country was in the Netherlands with 22% (2017: 26%) of the total Wholesale Banking forborne portfolio, and 23% (2017: 23%) of the total non-performing forborne portfolio.

Wholesale Banking forborne portfolio decreased by EUR 1.0 billion compared to 2017, of which the non-performing forborne portfolio decreased by EUR 1.4 billion which was partially offset by the increase in the performing forborne portfolio by EUR 0.3 billion.

Wholesale Banking forborne portfolio were mainly concentrated in Natural Resources, Real Estate and Transportation & Logistics. Together they accounted for 65% (2017: 72%) of the total Wholesale Banking forborne portfolio and 67% (2017: 73%) of the total Wholesale Banking non-performing forborne portfolio. Decreases in forborne portfolio were mainly visible in the industries Natural Resources (EUR 0.5 billion), Real Estate (EUR 0.5 billion) and Builders & Contractors (EUR 0.3 billion).

Wholesale Banking: Forborne portfolio by geographical area [1]
		2018			2017
	Region	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
				Non-Perfor-ming			Non-Perfor-ming
Europe	Netherlands	1,148	687	461	1,593	816	777
	Belgium	131	102	29	223	105	118
	Germany	127	94	33	45	23	22
	Rest of Europe	1,896	1,081	815	2,456	867	1,589
	Africa	148	55	93	156	84	72
	America	1,173	695	478	1,212	584	628
	Asia	378	300	78	428	291	137
	Australia	128	86	42	49	7	42
	Total	5,130	3,100	2,029	6,162	2,776	3,386

1 Undrawn commitments are excluded.

Wholesale Banking: Forborne portfolio by economic sector [1]
	2018			2017
Industry	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
			Non-Perfor-ming			Non-Perfor-ming
Natural Resources	1,474	943	532	1,995	743	1,251
Real Estate	999	601	398	1,467	824	643
Transportation & Logistics	868	445	423	988	398	590
General Industries	405	193	212	329	140	189
Food, Beverages & Personal Care	244	161	83	199	139	60
Chemicals, Health & Pharmaceuticals	189	171	19	56	52	4
Utilities	181	30	152	177	9	168
Builders & Contractors	146	37	109	435	174	261
Services	138	85	53	289	137	151
Automotive	134	131	3	5	3	3
Retail	118	84	34	82	56	26
Telecom	89	88	1	39	14	25
Other	144	132	12	101	86	15
Total	5,130	3,100	2,029	6,162	2,776	3,386

1 Undrawn commitments are excluded.

Retail Banking

As per end of December 2018, Retail Banking forborne assets amounted to a total of EUR 5.0 billion, which represented 1.2% of the total Retail Banking portfolio.

The main concentration of forborne assets in a single country was in the Netherlands with 49% (2017: 54%) of the total Retail Banking forborne assets and 44% (2017: 51%) of the non-performing forborne assets. Retail banking forborne assets decreased by EUR 0.6 billion compared to 2017, of which EUR 0.4 billion driven by the consumer portfolio.

Retail Banking: Forborne portfolio by geographical area [1]
		2018			2017
	Region	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
				Non-Perfor-ming			Non-Perfor-ming
Europe	Netherlands	2,461	1,514	946	3,036	1,727	1,309
	Belgium	1,046	383	663	1,096	399	697
	Germany	462	337	126	541	432	109
	Rest of Europe	656	397	259	639	342	297
	Africa				1		1
	America	1		1	1		1
	Asia	3	2	1	2	2
	Australia	381	225	156	342	172	170
	Total	5,010	2,858	2,152	5,657	3,074	2,583

1 Undrawn commitments are excluded.

Securitisations

ING primarily plays three roles in its exposure to securitisations programs which are:

ING as Investor

ING’s goal is to maintain a portfolio of high quality liquid assets that meet the regulatory requirements of CRR/CRD IV and the Delegated Act of October 2014 regarding liquidity. ING invests in high quality Asset Backed Securities (ABS) keeping close track of the securitisation investment positions via monthly monitoring reports and weekly update calls. Additionally, ING may invest in securitisation positions in order to facilitate client business from its Disintermediation & Asset Securitisation unit.

ING as Originator

ING occasionally originates its own securitisation transactions for economic and regulatory capital purposes, as well as liquidity and funding purposes. Securitisations originated by a company may only be considered for balance sheet derecognition when the requirements for significant credit risk transfer have been fulfilled. ING has executed a very limited number of external transactions as originator.

ING as Sponsor

In the normal course of business, ING structures financing transactions for its clients by assisting them in obtaining sources of liquidity by selling the client’s receivables or other financial assets to a special purpose vehicle (SPV). Senior positions in these transactions are often funded by the ING administered multi-seller asset backed commercial paper (ABCP) conduit Mont Blanc Capital Corp. (rated A-1/P-1). Mont Blanc Capital Corp. funds itself externally in the ABCP markets. In its role as administrative agent, ING facilitates these transactions by providing structuring, accounting, funding and operations services. ING also provides support facilities (liquidity facilities) backing the transactions funded by the conduit. Mont Blanc Capital Corp. is fully consolidated into the ING financial statements.

Market risk

Introduction

Market risk is the risk that movements in market variables, such as interest rates, equity prices, foreign exchange rates, credit spreads and real estate prices negatively impact the bank’s earnings, capital, market value or liquidity position. Market risk either arises through positions in banking books or trading books. The banking book positions are intended to be held for the long-term (or until maturity) or for the purpose of hedging other banking book positions. The trading book positions are typically held with the intention of short-term trading or in order to hedge other positions in the trading book. This means that financial instruments in the trading books should be free of trade restrictions. Policies and processes are in place to monitor the inclusion of positions in either the trading or banking book as well as to monitor the transfer of risk between the trading and banking books.

ING recognises the importance of sound market risk management and bases its market risk management framework on the approach to identify, assess, control and manage market risks. The approach consists of a cycle of five recurring activities: risk identification, risk assessment, risk control, risk monitoring and risk reporting.

Risk identification is a joint effort of the first and second lines of defence out of the three lines of the defence. See the Risk Governance paragraph under the General risk Management section for details of the “three line of defence” governance model. The goal of risk identification is to detect potential new risks and any changes in known risks;

Identified risks are assessed and measured by means of various risk metrics to determine the importance of the risk to ING and subsequently to identify the control measures needed;

Risk control measures used by ING include policies, procedures, minimum standards, limit frameworks, buffers and stress tests;

Risk monitoring occurs to check if the implemented risk controls are executed, complied with across the organisation, and are effective; and

Market risk management results and findings are reported to the necessary governing departments and approval bodies.

Governance

A governance framework has been established defining specific roles and responsibilities of business management units, market risk management units, and internal approval bodies per activity.

Supervision of market risk falls under the responsibility of the MBB and is delegated to the ALCO function, where ALCO Bank is the highest approval authority and sets the market risk appetite. ALCO Bank monitors ING’s adherence to the risk appetite for market risk and sets additional limits where appropriate. These limits are cascaded through the organisation through lower level ALCOs. This ALCO structure facilitates top-down risk management, limit setting, and the monitoring and control of market risk.

The monitoring and control of market risk is the responsibility of the Financial Risk (FR) department and Financial Institutions – Financial Markets (FI-FM) Risk. FR and FI-FM Risk are the designated departments of the second line of defence that report to the CRO function and are responsible for the design and execution of the bank’s market risk and counterparty credit risk management functions in support of the ALCO function. FR focuses on the market risks in the banking books, whereas FI-FM is responsible for counterparty credit risk and market risks resulting from the Financial Markets trading books. FR and FI-FM Risk are responsible for determining adequate policies and procedures for actively managing market risk in the banking and trading books and for monitoring ING’s compliance with these guidelines.

FR and FI-FM Risk also maintain a limit framework in line with ING’s Risk Appetite Framework. The businesses are responsible for adhering to limits that are ultimately approved by the ALCO Bank. Limit excesses are reported to senior management on a timely basis and the business is required to take appropriate actions to reduce the risk position. To adhere to the established limit framework, ING implements hedging and risk mitigation strategies that range from the use of traditional market instruments, such as interest rate swaps, to more sophisticated hedging strategies to address a combination of risk factors arising at the portfolio level.

The organisational structure facilitates top-down risk management by recognising that risk taking and risk management to a large extent occur at the regional/local level. Bottom-up reporting from regional/local units to head office units allows each management level to fully assess the market risk relevant at the respective levels.

Several committees govern the communication between the parties involved in market risk management. Market Risk Model Committee (MRMC) is the highest dedicated authority within ING for the approval of all trading and banking risk models, methodologies and parameters related to market risk. Trading Pricing Model Committee (TPMC) approves pricing models for trading and banking books. The Global Credit Trading Policy committee (GCTP) is the highest dedicated authority with representatives from Financial Risk, CRO Challengers & Growth Markets and CRO Wholesale Banking for the approval of policies, models, methodologies and parameters related to credit risk and trading risk, and for the consideration of risk appetite and risk governance. Systematic risk reporting takes place by the Financial Risk and FI-FM Risk departments to the EB and MBB, the senior executive management of the CRO function, and the senior executive management of related business functions.

The FI-FM Risk Management Framework governs the boundary between trading books and banking books. It defines the activities ING considers to be trading according to a regulatory definition and for own funds requirement purposes. The trading activity is systematically reviewed and positions are assessed against the mandates jointly by the first and second lines of defence. As specified in the framework, the transfer of risk or the transfer of positions between banking and trading books is in principle not allowed but in exceptional cases when a re-designation is deemed necessary, the re-designation should be approved by senior management.

This market risk paragraph elaborates on the various elements of the risk management framework for:

Market risk economic capital for the trading and banking books;

Market risks in the banking books; and

Market risks in the trading books.

Economic capital for market risk

Economic capital for market risk is the economic capital necessary to withstand unexpected value movements due to changes in market variables and model risk.

Economic capital for market risk is calculated for exposures both in trading portfolios and banking portfolios and includes interest rate risk, credit spread risk, equity price risk, foreign exchange rate risk, real estate risk, model risks and pension risk. Economic capital for market risk is calculated using internally developed methodologies with a 99.95% confidence interval and a horizon of one year.

For the trading books and the linear interest rate risk and equity investments in the banking books, the Value at Risk (VaR) is taken as a starting point for the economic capital calculations for market risk. The VaR is measured at a 99% confidence interval, a one day holding period.

To arrive at the economic capital for market risk, a simulation based model is used which includes scaling to the required confidence interval and holding period. In determining this scaling factor, several other factors are also taken into account like the occurrence of large market movements (events) and management interventions.

Embedded options, e.g. the prepayment option and offered rate option in mortgages in the banking books, result in non-linear interest rate risk in the banking books. The embedded options are economically hedged using a delta-hedging methodology, leaving the mortgage portfolio exposed to convexity and volatility risk. For the calculation of economic capital for this non-linear interest rate risk, ING performs a Monte Carlo simulation.

Real estate price risk includes the market risks in both the real estate investment and the development portfolio of the ING Wholesale Banking business line. The economic capital for real estate price risk is calculated by stressing the underlying market variables.

While aggregating the different economic capital market risk figures for the different portfolios, diversification benefits (based on stressed correlations) are taken into account as it is not expected that all extreme market movements will appear at the same moment.

Market risk in banking books

ING makes a distinction between the trading and banking (non-trading) books. Positions in banking books originate from the market risks inherent in commercial products that are sold to clients, Group Treasury exposures, and from the investment of our own funds (core capital). Both the commercial products and the products used to hedge market risk exposures in these products are intended to be held until maturity, or at least for the long-term.

Risk transfer

An important element of the management of market risks in the banking book is the risk transfer process. In this process the interest rate, FX, funding and liquidity risks are transferred from the commercial books through matched funding to Group Treasury, where it is centrally managed. The scheme below presents the transfer and management process of market risks in the banking books:

The merge of Bank Treasury and Capital Management into Group Treasury was completed by the end of June 2018.

Risk measurement

The main concepts and metrics used for measuring market risk in the banking book are described below per risk type.

Interest rate risk in banking book

Interest rate risk in the banking book is defined as the exposure of a bank’s earnings, capital, and market value to adverse movements in interest rates originated from positions in the banking book.

Governance

The management of interest rate risk follows the Interest Rate Risk in the Banking Book (IRRBB) framework as approved by ALCO Bank. This framework describes roles, responsibilities, risk metrics, the policies and procedures related to interest rate risk management. Furthermore ALCO Bank sets the risk appetite for interest rate risk, which is then translated into limits for the interest rate risk metrics.

ING’s approach to interest rate risk management, as set forth in this framework, is the centralisation of risks from commercial books (that capture the products sold to clients) to globally managed interest rate risk books. This enables a clear demarcation between commercial business results and results on unhedged interest rate positions.

ING distinguishes between three types of activities that generate interest rate risk in the banking book:

Investment of own funds (by Group Treasury);

Commercial business (e.g. Retail business); and

The strategic interest rate position (Group Treasury).

Below the three activities are described in more detail:

Group Treasury is responsible for managing the investment of own funds (core capital), more information can be found in the Capital Management section. Capital is invested for longer periods to keep earnings stable.

The commercial activities can result in linear interest rate risk, for example, when re-pricing tenors of assets differ from those of liabilities. Also, interest rate risk can arise from customer behaviour depending on the nature of the underlying product characteristics. Customer behaviour risk is defined as the potential future value loss due to deviations in the actual behaviour of clients versus the modelled behaviour towards the embedded options in commercial products. General sources of customer behaviour risk include the state of the economy, competition, changes in regulation, legislation and tax regime, and developments in the housing market. Since these risk factors cannot be (fully) mitigated, ING holds capital to be able to absorb possible losses as a result of changed customer behaviour.

From an interest rate risk perspective, commercial activities can typically be divided into three main product types: savings and demand deposits, mortgages, and loans.

Savings and demand deposits are generally invested with the goal to hedge their value and minimize the sensitivity of the margin to market interest rates. Interest rate risk can arise when there is a lag between savings rate adjustments and the adjustments experienced through market rates or when market rate changes cannot be passed on to clients. Interest rate risk is modelled based on the stability of the deposit and the pass through rate. This takes into account different elements, such as pricing strategies, volume developments and the level and shape of the yield curve. Savings volumes are typically assumed not to be sensitive to interest rate shocks;

Interest rate risk for mortgages arises through prepayment behaviour. In modelling this risk, interest rate dependent pre-payments are considered. Next to the dependence on interest rates, modelled prepayment may include other effects such as loan to value, seasonality and the reset date of the loan. In addition, the interest sensitivity of embedded offered rate options is considered; and

Wholesale Banking loans typically do not experience interest rate prepayment behaviour as they are hedged from an interest rate risk perspective and therefore do not contain significant convexity risk.

Customer behaviour in relation to mortgages, loans, savings and demand deposits is modelled, based on extensive research. Per business unit and product type, exposures are typically segmented into different portfolios based on expected client behaviour. For each of the segments, model parameters for example for the pass through rate and customer behaviour are determined based on historical data and expert opinion. Models are typically back tested at least semi-annually and updated when deemed necessary. Model parameters and the resulting risk measures are approved by (local) ALCO.

Linear interest rate risk is transferred from the commercial business to the treasury book (Group Treasury), if necessary, using estimations of customer behaviour. The originating commercial business is ultimately responsible for estimating customer behaviour, leaving convexity risk and (unexpected) customer behaviour risk with the commercial business. Risk measurement and the risk transfer process take place on a monthly basis, but more often if deemed necessary, for instance in volatile markets.

The commercial business manages the convexity risk that is the result of products that contain embedded options, like mortgages. Here the convexity risk is defined as the optionality effects in the value due to interest rate changes, excluding the first-order effects. In some cases, convexity risk is transferred from the commercial books to treasury books using cap/floor contracts.

Group Treasury manages the strategic interest rate position including capital investments. The main objective is to maximise the economic value of the book and to generate adequate and stable annual earnings within the risk appetite boundaries set by ALCO Bank.

In the following sections, the interest rate risk exposures in the banking books are presented. ING uses risk measures based on both an earnings and a value perspective. Net Interest Income (NII)-at-Risk is used to provide the earnings perspective and the Net Present Value (NPV)-at-Risk and Basis Point Value (BPV) figures provide the value perspective. Please note that corrective management actions are not taken into account in these figures although price adjustments are included in the earnings risk measure.

Developments relating to IRRBB

During 2018 ING implemented the following refinements to the risk measurement for Interest Rate Risk in the Banking Book:

Review of the risk appetite for Interest Rate Risk for the Banking Book;

Annual review of the interest rates scenarios used for calculating NII-a-Risk and NPV-at-Risk;

Implementation of scenarios for the interest rate sub-risk types tenor basis risk, vega optionality risk and currency diversion risk;

With respect to the capital investments, the internal view on capital replication is reflected in the NPV-at-Risk limit for the capital book as of July 2018; and

Savings model updates for market developments.

Net Interest Income (NII) at Risk

NII-at-Risk measures the impact of changing interest rates on (before tax) net interest income of the banking book with a time horizon of one year. This excludes credit spread sensitivity and longer term earnings impact. The NII-at-Risk figures in the tables below reflect a parallel interest rate shock with a time horizon of one year. Next to parallel scenarios, IRRBB monitoring and management includes the impact of non-parallel scenarios and the impact over a longer horizon. The NII-at-Risk asymmetry between the downward scenario and upward shock scenarios is primarily caused by the convexity risk in the mortgage and savings portfolio due to the embedded options and pricing constraints.

NII-at-Risk banking books per business - year 1
	2018		2017
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	–204	239	–185	201
Retail Banking Benelux	–49	22	17	–48
Retail Challengers & Growth Markets	165	–186	101	–133
Corporate Line Banking	–30	30	–24	13
Total	–119	106	–91	33

The NII-at-Risk is mainly influenced by the sensitivity of savings to interest rate movements due to pass through rate differences between savings rates and investment yields, but is partially offset by the sensitivity of mortgages. The investment of own funds only impacts the earnings sensitivity marginally, as only a relatively small part has to be (re)invested within the 1-year horizon.

NII-at-Risk banking book per currency - year 1
	2018		2017
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By currency
Euro	–81	60	–83	9
US Dollar	20	–20	10	–20
Other	–57	65	–19	44
Total	–119	106	–91	33

Year-on-year variance analysis

The change in NII-at-Risk is mainly visible for Retail Banking Benelux and Retail Challengers & Growth Markets. This is driven by the savings model updates for market developments in ING Belgium, ING Germany, ING Netherlands, ING Spain and ING Poland. The annual update of the interest rate scenarios also led to a limited increase in the NII-a-Risk for year 1.

Net Present Value (NPV) at Risk

NPV-at-Risk measures the impact of changing interest rates on value. The NPV-at-Risk is defined as the outcome of an instantaneous increase and decrease in interest rates from applying currency specific scenarios. The NPV-at-Risk asymmetry between the downward and upward shock is primarily caused by convexity risk in the mortgage and savings portfolio. The NPV-at-Risk figures are also calculated using the updated interest rate scenarios.

The full value impact cannot be directly linked to the financial position or profit or loss account, as fair value movements in banking books are not necessarily reported through the profit or loss account or through Other Comprehensive Income (OCI). The value mutations are expected to materialise over time in the profit and loss account if interest rates develop according to forward rates throughout the remaining maturity of the portfolio.

NPV-at-Risk banking books per business
	2018		2017
	unfloored		unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	–55	134	309	–184
Retail Banking Benelux	–1,344	–269	–492	–468
Retail Challengers & Growth Markets	–521	–54	–368	–17
Corporate Line Banking	–38	35	1,476	–1,404
Total	–1,958	–153	926	–2,073

The asymmetry between the NPV-at-Risk for a downward and an upward shock scenario is primarily caused by the convexity risk, which arises from (embedded) optionality in the savings and mortgage portfolio.

Year-on-year variance analysis

The NPV-at-Risk for the Corporate Line decreased in 2018, driven by the own funds long-term investments. The internal view on capital replication of the own funds long-term investments is reflected in the NPV-at-Risk figures as of July 2018. The remaining NPV-at-Risk of EUR -38 million includes the mismatch position from the target investment profile. Further, the change in NPV-at-Risk for Retail Banking Benelux was driven by updates in the savings model to reflect the most recent market developments in The Netherlands and Belgium.

Basis Point Value (BPV)

BPV measures the impact of a one basis point increase in interest rates on value. To a large extent the BPV and NPV-at-Risk reflect the same risk - the difference being that BPV does not reflect convexity risk, given the small shift in interest rates.

BPV banking books per currency
in EUR thousand	2018	2017
By currency
Euro	–12,116	–18,446
US Dollar	–1,165	–1,417
Other	483	1,583
Total	–12,797	–18,280

Year-on-year variance analysis

The overall BPV reduced by EUR 5.5 million to EUR -12.8 million in 2018.

Foreign exchange (FX) risk in banking books

FX exposures in banking books result from core banking business activities (business units doing business in currencies other than their base currency), foreign currency investments in subsidiaries (including realised net profit and loss), and strategic equity stakes in foreign currencies. The policy regarding these exposures is briefly explained below.

Governance – Core banking business

Every business unit hedges the FX risk resulting from core banking business activities into its base currency. Consequently, assets and liabilities are matched in terms of currency.

Governance – FX translation result

ING’s strategy is to keep the target CET1 ratio within a certain range when FX rates fluctuate, whilst limiting the volatility in the profit and loss account. Therefore, hedge accounting is applied to the largest extent possible. Taking this into account, the CET1 ratio hedge can be achieved by deliberately taking foreign currency positions equal to certain target positions, such that the target CET1 capital and risk-weighted assets are equally sensitive in relative terms to changing FX rates. For a selection of emerging market currencies ING decided not to enter into foreign currency hedges as allowed under the policy.

Risk profile – FX translation result

The following table presents the currency exposures in the banking books for the most important currencies for the FX translation result. Positive figures indicate long positions in the respective currency. As a result of the strategy to hedge the CET1 ratio a net foreign currency exposure exists.

In order to measure the sensitivity of the target CET1 ratio against FX rate fluctuations, the Historical Value at Risk is used based on historical series of last year’s FX rates. It measures the drop in the CET1 ratio from the target based on historical FX rates. Based on these time series and with a probability of 1%, the drop in the CET1 ratio would be 0.23%.

The regular USD funding to ING Capital LLC was replaced by evergreen funding (a loan without a contractual maturity) which is classified as a Net Investment in Foreign Operation. This brings the FX position closer to the position needed for ratio hedging.

Net banking currency exposures banking books
	Foreign Investments		Hedges		Net exposures
	2018	2017	2018	2017	2018	2017
US Dollar	5,794	2,487	–1	4	5,793	2,491
Pound Sterling	614	667			614	667
Polish Zloty	2,563	2,398	–526	–618	2,036	1,780
Australian Dollar	3,569	3,769	–2,398	–2,792	1,171	977
Turkish Lira	1,219	1,828			1,219	1,828
Chinese Yuan	2,208	2,762			2,208	2,762
Indian Rupee	917	937			917	937
Russian Rouble	460	549	–101	–154	359	395
Other currency	4,462	3,993	–2,057	–2,016	2,405	1,978
Total	21,806	19,390	–5,084	–5,576	16,722	13,815

Equity price risk in banking books

Governance

ING maintains a strategic portfolio with substantial equity exposure in its banking books. Local offices are responsible for the management of the equity investment positions. Financial Risk is responsible for monitoring the regulatory capital for equity investments on a monthly basis and acts independently from ING’s / Local management when monitoring these positions.

Risk Profile

Equity price risk arises from the possibility that an equity security’s price will fluctuate, affecting the value of the equity security itself as well as other instruments whose value react similarly to the particular security, a defined basket of securities, or a securities index. ING’s equity exposure mainly consists of the investments in associates and joint ventures of EUR 1,203 million (2017: EUR 1,088 million) and equity securities held at fair value through other comprehensive income (FVOCI) of EUR 3,228 million (2017: held in the Available-for-sale (AFS) portfolio, under IAS 39 for EUR 3,983 million). The value of equity securities held at FVOCI is directly linked to equity security prices with increases/decreases being recognised in the revaluation reserve. Investments in associates and joint ventures are measured in accordance with the equity method of accounting and the balance sheet value is therefore not directly linked to equity security prices.

Year-on-year variance analysis

The revaluation reserve relating to equity securities at FVOCI moved from EUR 2,474 million per year end 2017 to EUR 1,914 million per year end 2018. In 2018 the securities at FVOCI decreased by EUR 560 million and is the result of the combined impact of IFRS 9 (EUR 42 million), and the decrease in the value of primarily Bank of Beijing and Kotak Mahindra Bank.

Revaluation reserve equity securities at fair value through other comprehensive income[1]
	2018	2017
Gross unrealised gains	n/a	2,478
Gross unrealised losses	n/a	–4
Positive re-measurement	1,923	n/a
Negative re-measurement	–8	n/a
Total	1,914	2,474
1 The 2017 figures are presented as Available-for-sale under IAS 39. With the introduction of IFRS 9 these have been classified as fair value through other comprehensive income.

Real Estate price risk in banking books

Real Estate price risk arises from the possibility that Real Estate prices fluctuate. This affects both the value of Real Estate assets and the earnings related to Real Estate activities.

Governance

Real Estate is a run-off business consisting of Real Estate Development and Real Estate Investment Management activities which are being wound down by sale of assets, strict execution of contract maturity, or through portfolio sales.

Risk profile

ING has two different main categories of Real Estate exposure on its banking books: first, its own buildings which ING occupies, and second, development assets, which mostly consist of former Real Estate Development and Real Estate Investment Management activities. The total Real Estate exposure amounts to EUR 0.9 billion (excluding property from foreclosures and third party interest). ING has EUR 0.1 billion recognised at fair value through profit and loss and EUR 0.8 billion is recognised at cost or revalued through equity (with impairments going through profit and loss). A split on the Real Estate exposure per continent and sector based on the risk management view is shown below.

Real Estate market risk exposure in banking books (by geographic area and sector type)
	2018	2017		2018	2017
Continent			Sector
Europe	824	827	Residential	64	72
Americas	27	25	Office	791	785
Australia	-	–	Retail	2	8
Asia	-	–	Industrial	16	12
Other	61	82	Other	40	57
Total	913	934	Total	913	934

Market risk in trading books

Within the trading portfolios, positions are maintained in the financial markets. These positions are often a result of transactions with clients and may serve to benefit from short-term price movements. In 2018, ING continued its strategy of undertaking trading activities to develop its client-driven franchise and deliver a differentiating experience by offering multiple market and trading products.

Governance

The Financial Markets Risk Committee (FMRC) is the market risk committee that, within the risk appetite set by ALCO Bank, sets market risk limits both on an aggregated level and on a desk level, and approves new products. FI-FM Risk advises both FMRC and ALCO Bank on the market risk appetite of trading activities.

With respect to the trading portfolios, FI-FM Risk focuses on the management of market risks of Wholesale Banking (mainly Financial Markets) as this is the only business line within ING where trading activities take place. Trading activities include facilitation of client business and market making. FI-FM Risk is responsible for the development and implementation of trading risk policies and risk measurement methodologies, the reporting and monitoring of risk exposures against approved trading limits, and the validation of pricing models. FI-FM Risk also reviews trading mandates and limits, and performs the gatekeeper role in the product review process. The management of market risk in trading portfolios is performed at various organisational levels. The FI-FM Risk Management Framework defines policies and procedures for the overall management of trading books. Trading activity is systematically reviewed and positions against the mandates are assessed jointly by the first and second lines of defence.

Risk measurement

ING uses a comprehensive set of methodologies and techniques to measure market risk in trading books: Value at Risk (VaR) and Stressed Value at Risk (SVaR), Incremental Risk Charge (IRC), and Event Risk (stress testing). Systematic validation processes are in place to validate the accuracy and internal consistency of data and parameters used for the internal models and modelling processes.

Basel Committee/CRD IV

ING follows the regulatory framework set out in the Capital Requirements Regulation (CRR/CRD IV) for its regulatory capital calculations. ING is closely monitoring the progress on CRR II/CRD V regulation. The CRR II will include among others the European regulations conform the Fundamental Review of the Trading Book (FRTB) standards by BCBS. In January 2019, the BCBS released the final FRTB standards. The requirements and timelines of FRTB capital will be specified in CRR III regulations, FRTB capital requirements are expected to have a significant impact on the Pillar I calculations.

Value at Risk

FI-FM Risk uses the historical simulation VaR methodology as its primary risk measure. The VaR for market risk quantifies, with a one-sided confidence level of 99%, the maximum overnight loss that could occur in the trading portfolio of ING due to changes in risk factors (e.g. interest rates, equity prices, foreign exchange rates, credit spreads, implied volatilities) if positions remain unchanged for a time period of one day. Next to general market movements in these risk factors, VaR also takes into account market data movements for specific moves in e.g. the underlying issuer of securities. A single model that diversifies general and specific risk is used. In general a full revaluation approach is applied, only for a limited number of linear trading positions and a limited number of risk factors in commodity and equity risk classes a sensitivity-based approach is applied. The potential impact of historical market movements on today’s portfolio is estimated, based on equally weighted observed market movements of the previous year (260 days). When simulating potential movements in risk factors, depending on the risk factor type, either an absolute or a relative shift is used. The data used in the computations is updated daily. ING uses VaR with a 1-day horizon for internal risk measurement, management control, and backtesting, and VaR with a 10-day horizon for determining regulatory capital. To compute VaR with a 10-day horizon the one day risk factor shifts are scaled by the square root of ten and then used as an input for the revaluation. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Limitations

VaR has some limitations, such as the following: VaR uses historical data to forecast future price behaviour. Future price behaviour could differ substantially from past behaviour. Moreover, the use of a one-day holding period (or ten days for regulatory capital calculations) assumes that all positions in the portfolio can be liquidated or hedged in one day. In periods of illiquidity or market events, this assumption may not hold. Also, the use of 99% confidence level means that VaR does not take into account any losses that occur beyond this confidence level .

Backtesting

Backtesting is a technique for the ongoing monitoring of the plausibility of the VaR model in use. Although VaR models estimate potential future trading results, estimates are based on historical market data. In a backtest, the actual daily trading result (excluding fees and commissions) is compared with the 1-day VaR. In addition to using actual results for backtesting, ING also uses hypothetical results, which excludes the effect of intraday trading, fees, and commissions. When the actual or hypothetical loss exceeds the VaR, an ‘outlier’ occurs. Based on ING’s one-sided confidence level of 99%, an outlier is expected once in every 100 business days. In 2018 there was one occurrence where actual and hypothetical daily trading loss exceeded the daily consolidated VaR of ING. The loss was driven by Foreign Exchange and Equity positions. ING reports the backtesting results on a quarterly basis to the ECB.

Stressed VaR

The SVaR is intended to replicate a VaR calculation that would be generated on the bank’s current portfolio with inputs calibrated to the historical data from a continuous 12-month period of significant financial stress relevant to the bank’s portfolio. To calculate SVaR, ING uses the same model that is used for VaR with a 10-day horizon. The historical data period used currently includes the height of the credit crisis around the fall of Lehman Brothers, and is reviewed regularly. The historical data period is chosen so that it gives the worst scenario loss estimates for the current portfolio. The same SVaR model is used for management purposes and for regulatory purposes. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Incremental Risk Charge

The IRC for ING is an estimate of the default and migration risks for unsecuritised credit products in the trading book, over a one-year capital horizon, with a 99.9% confidence level. The same IRC model is used for all legal entities within ING with market risk exposure in the trading portfolio. Non-securitised trading positions of ING, which are subject to specific interest rate risk included in the internal model approach for market risk regulatory capital, are in scope of the IRC model. By model choice, equity is excluded from the model. For the calculation of IRC, ING performs a Monte-Carlo simulation based on a Gaussian copula model. The asset correlations used in the Gaussian copula model are determined using the IRB correlation formula. The rating change is simulated for all issuers over the different liquidity horizons (i.e. time required to liquidate the position or hedge all significant risks) within one year. Movements across different rating categories and probabilities of default are governed by a credit-rating transition matrix. An external transition matrix is obtained from Standard & Poor’s (S&P). The financial impact is then determined for the simulated migration to default, or for the simulated migration to a different rating category, based on LGD or credit spread changes, respectively.

The liquidity horizon has been set to the regulatory minimum of three months for all positions in scope. ING reviews the liquidity horizons regularly based on a structured assessment of the time it takes to liquidate the positions in the trading portfolio.

ING periodically assesses the compliance of the IRC model with regulatory requirements by performing gap analyses, substantiating the modelling choices, and quantifying the impact of alternative approaches.

Stress Testing and Event Risk

Stress Testing and Event Risk are valuable risk management tools. Event Risk evaluates the bank’s financial stability under severe but plausible stress scenarios and assists in decision-making aimed at maintaining a financially healthy going-concern institution after a severe event occurs. In addition to the bank-wide stress test framework as described in the stress testing section, FI-FM Risk performs separate stressed scenario tests under the Event Risk framework to monitor market risks under extreme market conditions. Since VaR in general does not produce an estimate of the potential losses that can occur as a result of extreme market movements, ING uses structured stressed scenario tests to calculate Event Risk for monitoring the market risk under these extreme conditions. Event Risk is based on historical as well as hypothetical extreme scenarios. The result is an estimate of the profit and loss caused by a potential event and its world-wide impact for ING. The Event Risk number for the ING trading activity is generated on a weekly basis. Like VaR, Event Risk is limited by ALCO Bank.

ING’s Event Risk policy is based on a large set of possible stress scenarios per risk type. In stress scenarios, shocks are applied to prices (credit spreads, interest rates, equity, commodities, and fx rates) and volatilities. Depending on the type of stress test, additional scenario assumptions could be made, for example on correlations, dividends, or recovery rates. For example, for equity products both a crisis scenario (prices decrease) as well as a bull scenario (prices increase) are assumed. Scenarios are calculated based on events happening independently, jointly by region, or in all countries simultaneously. This way, for each risk type, a large set of scenarios is calculated. The worst scenarios per market are combined across markets by assessing both independent events per market, and the worst events happening in all markets at the same time.

Other trading controls

VaR and Event Risk limits are the most important limits to control the trading portfolios. Additionally, limits have been set on SVaR and IRC. Furthermore, ING uses a variety of other controls to supplement these limits. Position and sensitivity limits are used to prevent large concentrations in specific issuers, sectors, or countries. Moreover, other risk limits are set with respect to the activities in complex derivatives trading. The market risk of these products is controlled by product specific limits and constraints.

Risk profile

The following chart shows the development of the overnight VaR under a 99% confidence interval and a 1-day horizon versus actual and hypothetical daily trading profits and losses. In calculation of the hypothetical daily profit and loss, the trading position is kept constant and only the market movement is taken into account. The overnight VaR is presented for the ING trading portfolio from 2013 to 2018.

1 CVA risk is not included in VaR. Reserves are not included in the P&L figures.

The risk figures in the table below only relate to the trading books for which the internal model approach is applied.

1d VaR for Internal Model Approach trading portfolios
	Minimum		Maximum		Average		Year end
amounts in millions ofeuros	2018	2017	2018	2017	2018	2017	2018	2017
Interest rate	3	4	7	15	5	7	4	4
Equity and commodity	1	1	10	4	3	3	7	2
Foreign exchange	1	1	10	4	4	2	9	1
Credit spread	3	3	6	8	4	5	6	5
Diversification [1]					–8	–8	–13	–6
Total VaR	5	5	16	15	9	8	13	6

1 The total VaR for the columns Minimum and Maximum cannot be calculated by taking the sum of the individual components since the observations for both the individual markets as well as total VaR may occur on different dates.

In order to make sure that all the tables in the Market risk in trading books are aligned, the scope of the all the tables has been set to include all portfolios that are part of the trading book regulatory capital for both 2018 and 2017. In the Annual report of 2017 the table above included only the portfolios that are part of ING’s Financial Markets business line.

In 2018, the average VaR was at a slightly higher level compared to 2017. Over 2018, due to position changes the trading portfolio saw an increase in the Foreign Exchange asset class.

Position changes in the portfolio led to higher minimum, average and maximum values for both the 10 day Historical VaR and 10 day Stressed VaR in 2018 compared to the statistics over the whole of 2017. The overall decrease in IRC in 2018 was largely caused by decreased debt exposures to a number of sovereigns and commercial banks.

EU MR3: Internal Model Approach values for trading portfolios
amounts in millions of euros	2018	2017
VaR (10 day 99%)
1 Maximum value	46	43
2 Average value	25	22
3 Minimum value	15	14
4 Period end	40	17
Stressed VaR (10 day 99%)
5 Maximum value	139	96
6 Average value	73	56
7 Minimum value	41	33
8 Period end	124	67
Incremental Risk Charge (99.9%)
9 Maximum value	107	158
10 Average value	62	114
11 Minimum value	40	78
12 Period end	58	78
Comprehensive Risk capital charge (99.9%)
13 Maximum value	n/a	n/a
14 Average value	n/a	n/a
15 Minimum value	n/a	n/a
16 Period end	n/a	n/a

Regulatory Capital

According to the Capital Requirements Regulation (CRR/CRD IV), regulatory capital (own funds requirements) for market risk can be calculated using the standardised approach or an internal model approach. ING received regulatory approval to use an internal model to determine the regulatory capital for the market risk in all trading books of ING. Market risk capital of trading books is calculated according to the CRR, using internal VaR, SVaR, and IRC models, where diversification is taken into account. Foreign exchange risk from the banking books are calculated using Standardised Approach with fixed risk weights. ING does not have a Correlation Trading Portfolio or any other securitisations in the trading book.

Standardised Approach

The market risk regulatory capital under Standardized Approach is fully driven by the foreign exchange risk in the banking books. The foreign exchange risk in the banking books in 2018 increased slightly compared to 2017.

EU MR1: Market risk under Standardised Approach
	2018		2017
amounts in EUR millions	RWA	Capital requirements	RWA	Capital requirements
3 Foreign exchange risk	1,131	90	1,074	86
9 Total	1,131	90	1,074	86

Internal Model Approach

Market risk Regulatory Capital increased during 2018 compared to 2017. The increase is mainly the result of risk position changes that resulted in higher VaR and Stressed VaR numbers. The increase is offset by a decrease in IRC, which is the result of decreased debt positions in sovereigns and financials.

EU MR2-A: Market risk under Internal Model Approach
	2018		2017
amounts in EUR millions	RWA	Capital requirements	RWA	Capital requirements
1 VaR (higher of values a and b)	1,394	112	649	52
(a) Previous day's VaR (Article 365(1) (VaRt-1))	529	42	209	17
(b) Average of the daily VaR (Article 365(1)) on each of the preceding sixty business days(VaRavg) x multiplication factor ((mc) in accordance with Article 366)	1,394	112	649	52
2 SVaR (higher of values a and b)	3,217	257	1,750	140
(a) Latest SVaR (Article 365(2) (sVaRt-1))	1,486	119	842	67
(b) Average of the SVaR (Article 365(2) during the preceding sixty business days (sVaRavg) xmultiplication factor (ms) (Article 366)	3,217	257	1,750	140
3 Incremental risk charge -IRC (higher of values a and b)	767	61	1,205	96
(a) Most recent IRC value (incremental default and migration risks section 3 calculated inaccordance with Section 3 articles 370/371)	727	58	981	78
(b) Average of the IRC number over the preceding 12 weeks	767	61	1,205	96
4 Comprehensive Risk Measure – CRM (higher of values a, b and c)
(a) Most recent risk number for the correlation trading portfolio (article 377)
(b) Average of the risk number for the correlation trading portfolio over the preceding 12-weeks
(c) 8 % of the own funds requirement in SA on most recent risk number for the correlationtrading portfolio (Article 338(4))
5 Total	5,378	430	3,604	288

Sensitivities

As part of the risk monitoring framework, FI-FM Risk actively monitors the daily changes of sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity, and commodity prices) on profit and loss results of the trading positions and portfolios.

The following tables show the five largest foreign exchange trading positions, and interest rate and credit spread sensitivities. The credit spread sensitivities are furthermore split in different risk classes and sectors. Due to the nature of the trading portfolios, positions change from day to day.

Most important foreign exchange year-end trading positions[1]
amounts in EUR millions	2018		2017
Foreign exchange		Foreign exchange
US Dollar	–957	US Dollar	–144
Chinese Yuan Renminbi	–18	Polish Zloty	29
Swiss Franc	–14	South Korean Won	26
Polish Zloty	14	Japanese Yen	–21
South Korean Won	14	Taiwan New Dollar	21
1 In order to make sure that all the tables in the Market risk in trading books are aligned, the scope of the all the tables has been set to include all portfolios that are part of the trading book regulatory capital for both 2018 and 2017. In the Annual report of 2017 the table above included only the portfolios that are part of ING’s Financial Markets business line.

Most important interest rate and credit spread sensitivities at year-end[3]
amounts in EUR thousands	2018		2017
Interest Rate (BPV) [1]		Interest Rate (BPV) [1]
Euro	–214	US Dollar	292
US Dollar	189	Russian Ruble	–65
Great-Britain Pound	–112	Japanese Yen	61
Taiwan New Dollar	96	Taiwan New Dollar	52
Polish Zloty	54	Great-Britain Pound	–45

Credit Spread (CSO1) [2]		Credit Spread (CSO1) [2]
Germany	345	United States	464
United States	330	France	164
Russian Federation	177	United Kingdom	144
Netherlands	164	Supranational	–92
France	151	Germany	89

1 Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.
3 In order to make sure that all the tables in the Market risk in trading books are aligned, the scope of the all the tables has been set to include all portfolios that are part of the trading book regulatory capital for both 2018 and 2017. In the Annual report of 2017 the table above included only the portfolios that are part of ING’s Financial Markets business line.

Credit spread sensitivities per risk class and sector at year-end[2]
	2018		2017
amounts in EUR thousands	Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO1) [1]
Risk classes
1 (AAA)	–6	90	–19	–233
2–4 (AA)	3	–24	4	–35
5–7 (A)	117	78	–19	79
8–10 (BBB)	245	–2	87	–23
11–13 (BB)	85	6	–70	–90
14–16 (B)	37	13	–12	–
17–22 (CCC and NPL)	18	–	–2	1
Not rated	1	–	3	–
Total	500	161	–28	–300

1 1 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.
2 In order to make sure that all the tables in the Market risk in trading books are aligned, the scope of the all the tables has been set to include all portfolios that are part of the trading book regulatory capital for both 2018 and 2017. In the Annual report of 2017 the table above included only the portfolios that are part of ING’s Financial Markets business line.

Funding and liquidity risk

Introduction

Funding and liquidity (F&L) risk is the risk that ING Group or one of its subsidiaries cannot meet its financial liabilities when they are due at reasonable cost and in a timely manner. ING incorporates funding and liquidity management in its business strategy and applies a funding and liquidity risk framework in order to manage such risks within pre-defined boundaries.

A high level overview of the F&L framework is provided in this graph.

Governance

Funding & liquidity risk management within ING falls under the supervision of the ALCO Bank function which approves the funding and liquidity risk appetite that is subsequently cascaded throughout the organisation. In addition, the ICLAAP Committee focuses on technical liquidity documents and oversees business processes and deliverables concerning ILAAP. The EB and MBB, staff departments from the CRO and CFO domain as well as Group Treasury have oversight of and are responsible for managing funding and liquidity risk.

ING’s liquidity risk framework is based on the three lines of defence concept whereby risk principles are implemented, monitored and controlled in conjunction with both first and second line of defence functions.

Group Treasury and Commercial Business lines are the first line of defence functions. Group Treasury’s main responsibility is to manage ING’s (regulatory) liquidity and funding position by executing and maintaining access to the short and long term professional funding and by managing the liquidity buffer. Commercial Business lines are responsible for managing the funding and liquidity requirements from the originated business.

The second line Financial Risk function, both locally and at group level, is responsible for developing and maintaining ING’s policies, standards, guidelines and risk appetite for F&L risk management. Furthermore, the Financial Risk function measures funding & liquidity risks, is responsible for stress testing activities and controls the liquidity requirements related to commercial products. The Finance function is responsible for reporting and providing management information related to funding and liquidity management.

Funding & liquidity management strategy and objectives

The main objective of ING’s funding and liquidity risk management is to maintain sufficient liquidity to fund the commercial activities of ING under both normal market circumstances and in times of stress across various geographies, maturities and currencies. This requires a diversified funding structure that takes into account all relevant opportunities and constraints.

ING’s funding consists mainly of retail and corporate deposits contributing 50% and 21% of the total funding respectively. These funding sources provide a relatively stable funding base. The remainder of the required funding is attracted by Group Treasury through long term and short term professional funding. Group Treasury manages the professional funding in line with the risk appetite, ensuring sufficiently diversified and stable funding.

ING Bank Funding Mix[1]
	2018	2017
Funding type
Customer deposits (retail)	50%	51%
Customer deposits (corporate)	21%	22%
Interbank	5%	5%
Lending/repurchase agreement	7%	6%
CD/CP	6%	4%
Public debt	11%	10%
Subordinated debt	2%	2%
Total	100%	100%

1 Liabilities excluding trading securities and IFRS equity

In 2018, customer lending growth outpaced customer deposit growth. As a result, the reliance on professional funding activities increased as the additional lending growth was funded through short term CD/CP issuance. The Loan-to-Deposit ratio at year-end 2018 has increased to 1.07 from 1.05 in 2017.

The long term debt is diversified across maturities and currencies. The main part of it is EUR or USD denominated which is in line with the currency composition of customer lending.

Funding & liquidity adequacy and risk appetite

ING Group distinguishes several key drivers of future liquidity and funding needs:

The boundaries set by current and future regulatory requirements;

The boundaries set by risk appetite statements (EUR and USD currency);

The findings from various stress tests;

The boundaries regarding the distribution and transferability of liquidity; and

Any funding/refinancing needs.

Based on all these perspectives, ING Group assesses the current and future adequacy of its liquidity position and, if deemed necessary, takes steps to further improve the position with the aim to ensure that ING Group has sufficient counterbalancing capacity. That is achieved through the quarterly update of the Liquidity Adequacy Statement and the execution of the ILAAP process

ING has a Funding & Liquidity framework in place such that ING has sufficient liquidity under normal, adverse and stressed market circumstances. In general, ING considers the adequacy of its F&L position through three main lenses: (i) Stress, (ii) Sustainability and (iii) Regulatory.

(i) Through the Stress lens ING considers its ability to withstand a period of prolonged F&L stress, either idiosyncratic, market related or a combination of both, leading to customer deposit outflow or reduced access to funding markets;

ii) Through the Sustainability lens ING assesses the extent to which our customers, professional counterparties and investors are comfortable providing funding in tenors, currencies and instruments that ING needs to sustainably fund its business (intraday, short term and long term) in a going concern situation;

(iii) Through the Regulatory lens ING ascertains that it is in the position to meet current and forthcoming regulatory requirements.

For each lens, ING has in place a set of risk appetite statements which define its risk appetite profile commensurate with the principles of liquidity adequacy. These are summarised in the next graph.

These risk appetite statements are subsequently translated into a number of metrics with appropriate boundaries and instruments that are used to measure and manage ING’s funding and liquidity adequacy.

For the stress lens, the risk appetite is set such that there is sufficient counterbalancing capacity in the form of liquid assets under different internally defined stress scenarios. From the Sustainability perspective, an internally defined Stable funding to Loans ratio (supplemented by other metrics) is used to have a diversified funding base and to prevent overreliance on (short term) professional funding. Finally, the regulatory metrics Liquidity Coverage Ratio (LCR) and NSFR (Net Stable Funding Ratio) are monitored to comply with ING’s risk appetite and with regulatory requirements.

The LCR is a measure that compares the available buffer of High Quality Liquid Assets (HQLA) to Net outflows (Outflows- Inflows) in a 30-day stress scenario defined by the regulator. The liquidity buffer of ING is part of the counterbalancing capacity which serves as a cushion for liquidity needs under normal and stressed conditions.

The liquidity buffer consists mainly of ‘Level 1’ assets which are the most liquid ones and are predominantly represented by government or central bank assets. Only assets that are freely available (not pledged under existing contracts) for liquidity purposes are included in the buffer. The size and composition of the Liquidity buffer is determined by ING’s risk appetite and regulatory liquidity requirements.

The Macroeconomic and Market environment are important considerations in the Funding and Liquidity Framework.

Shifts in the macroeconomic environment are exogenous factors that ING has no control over but which may have a material impact on the F&L position both in terms of the strategic goals and in terms of the risk framework. The main macroeconomic factors which are analysed on a regular basis include:

Global and local economic performances such as shifts in GDP, the inflation rate, unemployment rates and public deficit/surplus;

Changing geopolitical trends;

Monetary policy with special focus on the impact of eventual reversal of unconventional measures taken by central banks in recent years on ING’s F&L position; and

Regulatory requirements: understanding of the changing regulatory landscape and of the different, sometimes contradicting, effects ING’s actions have on regulatory boundaries.

In terms of the market environment, the strategic ambitions of ING, together with the design and execution of funding plans, are always considered under current and projected market conditions. Key emphasis is placed on understanding overall market trends and developments, credit ratings and peer comparison.

Liquidity Stress Testing

The Funding & Liquidity Stress Testing forms part of the overall Funding & Liquidity framework. It allows ING to examine the effects of exceptional but plausible future events on ING’s liquidity position and provides insight into which entities, business lines or portfolios are vulnerable to which types of risk and/or under which scenarios.

The scope of the Funding & Liquidity Stress Testing framework includes the funding and liquidity risks of the consolidated balance sheet of ING Group N.V. including all entities, business lines, on- and off-balance sheet positions as well as contingent assets and liabilities. The Net Liquidity Position (NLP) and Time-to-Survive (TTS) are two pre-determined output metrics both of which are affected as a result of the application of specific scenarios and parameters.

The Funding & Liquidity Stress Testing framework distinguishes between idiosyncratic and market-wide scenarios (and a combination of the two) and differentiates between stress events that develop in a gradual or fast manner. The generic design of the Funding & Liquidity Stress Testing framework, which is based on empirical evidence supplemented with expert judgment, can easily be applied to a specific scenario for example as input for the firm-wide stress testing or reverse stress testing.

The outcomes of the stress tests are taken into consideration across all the key aspects of ING’s F&L risk framework and liquidity management:

risk appetite framework (through risk appetite statements);

risk identification and assessment;

monitoring of the liquidity position;

the contingency funding plan; and

early warning indicators.

The Funding & Liquidity Stress Testing framework is also subject to regular internal validation.

In line with ECB regulation, ING’s liquidity position is stress tested on a monthly basis under a particular scenario that forms part of the F&L Risk Appetite Statement. In addition, the results of the stress scenarios are monitored and evaluated on a regular basis and provide input for any follow-up on the need for additional contingency measures.

In the contingency funding plan, contingency liquidity risk is addressed which specifically relates to the organisation and planning of liquidity management in times of stress. The contingency funding plans are developed in conjunction with the ING Recovery Plan and are tested on a regular basis both centrally and at business unit level.

Non-financial risk and compliance risk

Introduction

The Non-Financial Risk (NFR) function encompasses Operational Risk Management (ORM), Information Risk Management (IRM), the Independent Validation Unit (IVU) and Corporate Security & Investigations (CSI). The Compliance Risk Management function encompasses the FCC (Financial Crime Compliance) and RCC (Regulatory Compliance & Conduct) teams. Risk controls for these functional areas have been implemented by means of policies and minimum standards which apply to ING’s business processes in the entities. ING has a system of internal controls that is reviewed and updated periodically and when necessary. ING’s goal is to create an environment of continuous improvement in managing non-financial and compliance risks. There is an infrastructure in place enabling management to track events, compliance and non-financial risk issues.

ING believes that an effective control environment is essential to build and maintain sustainable businesses, and preserve and enhance the trust of its customers, employees and shareholders. The Orange Code is a manifesto that describes our way of working and sets the foundation for the ethical standards ING expects from all its employees, business activities, and partners. It is comprised of ING Values, requiring all staff to act with integrity, whilst being honest, prudent and responsible - and the ING Behaviours - our way of being that makes us different from our competitors.

Governance

The Head of Corporate ORM, Corporate IRM, IVU and CSI report to the Global Head of Non-Financial Risk. The Head of Financial Crime Compliance and the Head of Regulatory Compliance & Conduct both report to the Chief Compliance Officer (CCO).

The Global Head of Non-Financial Risk is responsible to develop the framework of non-financial risk policies and standards within ING, and for monitoring the quality of non-financial risk management in the ING entities.

The Chief Compliance Officer (CCO) is the Global Head of the Compliance Risk Management function. This is an independent function responsible for developing and establishing the Bank-wide policies and minimum standards for managing compliance risks. The CCO assists the SB, EB and MBB in managing ING’s compliance risks and control framework. The CCO is a permanent participant of the Risk Committee of the Supervisory Board. The CCO and the Global Head of Non-Financial Risks meet regularly the Chairman of the Risk Committee of the SB.

Non-Financial Risk Committees (NFRCs) and Management Teams (MTs) measure, monitor and manage operational, information and compliance risks. The Bank NFRC is the primary approval and oversight committee for non-financial risk matters. Additionally NFRCs exist at the Division and/or Entity level providing input to the Bank NFRC. They are chaired by the first line of defence with the purpose to steer the risk management activities of the first and second lines of defence in their respective scope. Non-financial risk topics are an integral part of the agenda of regular MTs at various levels of the organisation. Since 2018, with the changes in guidelines issued by the EBA, a Group NFRC has been established covering the ING Group entities that are not in scope of the Bank NFRC.

The NFR and Compliance functions use a layered functional approach within divisions to support a systematic and consistent implementation of the framework of policies and minimum standards within ING. To avoid potential conflicts of interests, it is imperative that staff in this function are independent and objective when advising business management on non-financial or compliance risk matters in their business unit or business line. To facilitate this, a functional reporting line to the next higher level within Operational Risk Management (ORM), Information Risk Management (IRM) and Compliance Risk Management is in place. The functional reporting line has clear accountabilities with regard to objectives setting, remuneration, performance management and appointment of new staff as well as a mandate to instruct, veto and escalate.

Framework

Non-financial risk is the risk of financial loss, legal or regulatory sanctions, or reputational damage due to inadequate or failing internal processes, people and systems; a failure to comply with laws, regulations and standards; or external events. ING has a framework for non-financial risks that supports and governs the process of identifying, measuring, mitigating, monitoring and reporting non-financial and compliance risks. It reflects the stages described in the Enterprise Risk Management model of COSO (Committee of Sponsoring Organisations of the Treadway Commission).

Processes aim at identifying key threats, vulnerabilities and the associated risks which might cause adverse events. Event identification is performed and precedes a risk assessment. Different techniques for event identification exist within ING, such as Risk & Control Self-Assessments, business environment assessment, scenario analysis, internal events analyses (e.g. lessons learned based on information from event reporting), external events inventories, and monitoring.

Risk & Control Self-Assessment

Risk & Control Self-Assessment (RCSA) of non-financial risks inherent to ING products, activities, people, processes and systems provide management with an understanding of the operational risk profile. Based on the identification and assessment, internal controls are designed for the mitigation of risks to remain within the risk appetite.

Business Environment Assessment

The Business Environment Assessment (BEA) assesses internal control factors and external factors that could influence the internal and external operating environment in the future, and which may lead to unacceptable operational risk exposure and endanger achieving our strategic objectives.

Scenario analysis

Scenario analysis is a process used to consider the impact of rare, significant, yet plausible future events, taking into consideration alternative possible outcomes for those events, their severity and frequency. Input for scenario analysis includes the results of various internal and external assessments such as the BEA. Scenario analysis is an important component in the calculation of operational risk capital.

Internal events analyses

Analysis of internal non-financial loss data assists in identifying, quantifying, mitigating and monitoring operational risk exposure. It provides insight into causes and effectiveness of associated controls. Supporting the creation and sharing of Lessons Learned for significant internal events is one of the means by which NFR enhances the internal control framework of ING.

External events inventories

External non-financial loss data provides valuable information about the losses experienced by other entities outside ING, and assists ING to quantify its exposure to risk events that have not been experienced internally. External loss data is an important component in the calculation of operational risk capital.

Risk responses

Business units and departments perform regular monitoring activities, BEAs and Risk & Control Self-Assessments (RCSAs) to identify and assess risks. These are conducted with involvement of the business and their ORM, IRM, Compliance and/or Legal departments. Based on the results of the risk assessment, response measures should be determined for the identified risks beyond the risk appetite.

Risk response can be achieved through several combinations of mitigation strategies, for example, reducing the likelihood of occurrence, reducing the impact, risk avoidance, risk acceptance or through the transfer of risk. Tracking takes place through ING’s global action tracking system iRisk.

Risk appetite and reporting

The specific Non-Financial Risk appetite (defined as the acceptable and authorised maximum level of non-financial risk) is approved by the MBB based on a proposal made by the Bank NFRC. Adherence to this risk appetite is monitored quarterly through the NFR Dashboard which reports the key non-financial risk exposures. The NFR Dashboard provides management at country, divisional and bank level with an overview of key risks within the non-financial risk areas including compliance risks, information security risks, continuity risks, control & processing risks, fraud risks, unauthorised activities risks, and personal and physical security risks, enabling management to focus and set priorities.

The yearly objective setting process for both business management and NFR professionals aims to keep improving the management of non-financial and compliance risks throughout ING to safeguard that ING stays in control of its current and future non-financial and compliance risks.

The Non-Financial Risk reporting deliverables consist primarily of the quarterly Non-Financial Risk Dashboard (NFRD) report and a monthly NFRD booklet. The iRisk system serves as the single source of truth for NFR and Compliance risk management information and supports the three lines of defence in their Risk Management and Reporting activities.

Advanced Measurement Approach (AMA)

ING has an Operational Risk Capital model in place in which the risk profile is closely tailored to its internal risk profile and its divisions, by using scenario data for capturing severe unlikely risks and internal losses, and RCSA data for capturing day-to-day risks. The business has a leading role in assessing scenario severities, with the ORM function validating and challenging the results. The internal data are combined with external loss data (ORX) in the AMA capital calculation. Since April 2013, ING is allowed to use its AMA model for regulatory capital calculation purposes. ING reports the regulatory capital numbers on a quarterly basis.

Risk mitigations

ING is currently not using any insurance or risk transfer mechanisms for the mitigation of risk in the context of the AMA capital calculation.

Operational risk

Definition

Operational risk is defined as the risk of direct or indirect loss resulting from inadequate or failed internal processes, people and systems or from external events.

Risk categories

ING categorises operational risks in a number of risk areas:

Information (Technology) risk is the risk of financial loss, regulatory sanctions or reputational damage due to breaches of confidentiality, integrity or availability within business processes or information or lack of information quality;

Continuity risk is the risk of financial loss, regulatory sanctions or reputational damage due to business disruptions (loss of people, processes, systems, data, premises);

Control and processing risk are the risks of financial loss, regulatory sanctions or reputational damage due to ineffective organisation structures and governance procedures (including unclear roles and responsibilities and inadequate reporting structure), failed (transaction) processing (input, execution, output) or failing process management; monitoring and enforcement of risk mitigating measures; and risk culture;

Internal fraud risk is the risk of financial loss, regulatory sanctions or reputational damage due to deliberate abuse of procedures, systems, assets, products and/or services of ING by employees (incl. temporary workers, third party contractors, internships and consultants) who intend to deceitfully or unlawfully benefit themselves or others;

External fraud risk is the risk of financial loss, regulatory sanctions or reputational damage due to deliberate abuse of procedures, systems, assets, products and/or services of ING by external parties (clients, potential clients or other third parties, including vendors and outside agencies) who intend to deceitfully or unlawfully benefit themselves or others;

Unauthorised activity risk is the risk of financial loss, regulatory sanctions or reputational damage due to employees performing outside the normal course of their business, intentionally giving unauthorised approvals or overstepping their authority;

Personal and physical security risk is the risk of financial loss, regulatory sanctions or reputational damage due to criminal and environmental threats that might endanger the security or safety of ING personnel at work, people in ING locations, ING assets or assets entrusted to ING, people at ING event locations, or might have an impact on ING organisation's confidentiality, integrity or availability; and

Employment practice risk is the risk of financial loss, regulatory sanctions or reputational damage due to acts that are inconsistent with employment, health and/or safety laws, regulations or agreements, from payment of personal injury claims, or from diversity/discrimination events.

Operational risk includes the related risk of reputation loss, as well as legal risk; strategic risks are not included. Reputational risk is defined as the possibility that adverse publicity regarding ING’s business practices and associations, whether accurate or not, will cause a loss of confidence in the integrity of ING. Reputational risk is multidimensional and reflects the perception of other market participants, like customers, counterparties, shareholders, investors or regulators that can adversely affect ING’s ability to maintain existing, or establish new, business relationships and continued access to sources of funding (e.g. through the interbank or securitisation markets).

Legal risk is defined as the risk related to (i) a failure (or perceived failure) to adhere to applicable laws, regulations and standards, (ii) contractual liabilities or contractual obligations that are defaulted or cannot be enforced as intended, or are enforced in an unexpected or adverse way, and (iii) liability towards third parties due to an act or omission contributable to ING (potentially) resulting in impairment of ING’s integrity, leading to damage to ING’s reputation, legal or regulatory sanctions, or financial loss.

Given the heavy reliance on IT systems in financial institutions, controls that monitor the various aspects of IT risk, such as integrity and confidentiality, are embedded in ING’s risk and control framework.

Business Continuity Management Framework

The Business Continuity Management (BCM) policy and its accompanying minimum standard establish the principles, governance and framework around which BCM capability is designed, built and maintained such that ING is prepared to respond to a variety of external and internal disruptive events and can effectively recover from a severe business disruption at pre-defined service levels. ING’s BCM life-cycle is a business driven process.

Main developments in 2018

Cybercrime & Fraud

Cybercrime remains a significant threat to ING with attack methodologies capable of rapidly evolving to adapt to new or enhanced security measures. Relatively unskilled, criminally motivated hackers are increasingly adopting the tactics, techniques and procedures (TTPs) typically used by more sophisticated nation-stated backed adversaries. Moreover, evidence suggests that sophisticated techniques are becoming more widely commoditised. In 2018 an uptick in “Cybercrime-as-a-Service” made large scale DDoS or phishing attacks increasingly affordable and available for threat actors of all capability levels.

Controls continue to be embedded in the organisation as part of the overall internal control framework and are continuously re-assessed against existing and new threats. The identification and monitoring of threat actors and campaigns relevant to ING also informs this process as does the closer alignment between IT security and fraud teams. In addition, ING continues to strengthen its global cybercrime and fraud resilience through extensive collaboration with financial industry peers, law enforcement authorities, government (e.g. National Cyber Security Center) and internet service providers (ISPs).

Concerns over the potential impact of insider threat continues to increase but specific information relating to instances or trends in the financial industry remains limited.

The increasing use of third party vendors for services and the implementation of PSD2 is likely to represent fraud management and IT security challenges in the short term as criminal actors target financial data outside the traditional banking environment.

Dealing with current and upcoming fraud threats effectively requires continuous improvement of fraud prevention methodologies, automated fraud detection and better alignment of cross border fraud response across ING.

User Access Management (UAM)

User Access Management (UAM) is one of the focus areas of ING and an important element in our control framework to mitigate the risk of unauthorized and / or inappropriate access to systems, processes and the data and information contained therein. Consequently, the User Access Management processes, controls and practices are periodically reviewed, tested, adapted and improved by a dedicated UAM team to address ongoing developments in and outside ING. In 2019 process will continue to mature, with attention to standardization, harmonisation of processes, day to day practices and further automation of UAM controls.

Outsourcing Risk

In 2018, a new Sourcing Policy became effective which outlines the inherent critical and high risks that can materialise during the sourcing life-cycle and the control objectives to effectively mitigate these risks. In addition the Support Control Framework (SCF) Sourcing defines the controls that have to be implemented and tested to effectively mitigate the risks. The scope of sourcing encompasses outsourcing to external providers as well as intra-group sourcing. In the second half of 2018, ING provided input to the EBA, via European Banking Forum (EBF), during the consultation round of its draft Guidelines on Outsourcing. In 2019 NFR will perform a gap-analysis on the final guidelines in order to identify and implement additional requirements.

Compliance risk

Definition

Compliance risk is defined as the risk of impairment of ING’s integrity, leading to damage to ING’s reputation, legal or regulatory sanctions, or financial loss, due to a failure (or perceived failure) to comply with applicable laws, regulations and standards and the ING Values as part of the Orange Code. We aim to effectively manage compliance risks that could expose ING to reputational damage, fines, civil and criminal penalties, payment of damages, court orders and suspension or revocation of licenses that would adversely impact our customers, staff, shareholders and other stakeholders.

The Compliance Risk Management function established a compliance control framework in which controls are defined based on laws, regulations, and standards that are part of the internal control framework of ING applicable to non-financial risks. To support management in mitigating compliance risks, the Compliance Risk Management function supports training and advises the business in managing compliance risks related to e.g. money laundering, terrorist financing, sanction and export control compliance, conflicts of interests, misselling, corruption and protection of customers’ interests, Financial Account Tax Compliance Act (FATCA), Common Reporting Standard (CRS), and US withholding tax and information reporting regulations.

Risk categories

ING categorises compliance risk into four conduct-related integrity risk areas:

Client conduct refers to the compliance risks arising from the relationship with or generated by the conduct of our clients and/or business partners, like money laundering or terrorist financing. Those risks are generally defined within ING as Financial Economic Crimes. Furthermore, client conduct refers also to the compliance risks relating to FATCA, CRS, and US withholding tax and information reporting regulations;

Personal conduct refers to the compliance risks arising from the conduct of ING employees;

Financial Services conduct refers to the compliance risks arising from or generated by the conduct of ING when developing, marketing and/or selling products and services to its clients; and

Organisational conduct refers to the compliance risks arising from the way the Bank is organising itself to develop its activities. This category covers for instance the licences required to perform its regulated banking activities.

Controls aiming to mitigate the compliance risks associated with the above mentioned risk areas are designed and applied to the day-to-day processes in the bank. The effectiveness of the controls is tested periodically, and senior management has the responsibility that their processes are compliant with applicable laws and regulations, ING’s internal policies, and the Orange Code.

In cases where an employee of ING suspects an actual or potential irregularity or misconduct within ING that leads or could lead to a violation of ING Orange Code, any ING policy and/or any applicable law, regulation or code, can be reported anonymously in line with the Whistle-blower Policy, via internal or external channels next to normal reporting channels.

Financial Economic Crime (FEC) Policy and Minimum Standards

The FEC Policy and Minimum Standards reflect relevant national and international laws, regulations and industry standards. The FEC Policy is mandatory and applies to all ING entities, majority owned ING business, businesses under management control, staff departments, product lines and to all client engagements and transactions.

Management of ING entities maintain local procedures aiming at enabling them to comply with local laws, regulations and the FEC Policy and Minimum Standards. Where local laws and regulations are more stringent, the local laws and regulations are applied. Likewise the FEC Policy and Minimum Standards prevail when the standards therein are stricter than stipulated in local laws and regulations and if not specifically forbidden.

The FEC Policy and Minimum Standards set the requirements for all ING entities to guard against involvement in criminal activity. The requirements in the FEC Policy cover minimum standards and controls related to: money laundering, terrorist financing, export trade controls, proliferation financing, sanctions (economic, financial and trade) and countries designated by ING as Ultra High Risk Countries (UHRC).

As a result of frequent evaluation of the businesses from economic, strategic and risk perspective ING continues to believe that for business reasons doing business involving certain specified countries should be discontinued. In that respect, ING has a policy not to enter into new relationships with clients from these countries and processes remain in place to discontinue existing relationships involving these countries. At present these countries are Cuba, Iran, North Korea, Sudan and Syria. Each of these countries is subject to EU and/or US sanctions regimes. Iran, Sudan, and Syria are identified by the US as state sponsors of terrorism and are subject to US economic sanctions and export controls.

Main developments in 2018

Regulatory developments

Compliance with applicable laws and regulations is resource-intensive. Banks continue to be faced with new and increasingly onerous regulatory requirements, and we expect the scope and extent of regulations in the jurisdictions in which we operate to generally increase further.

Regulation is becoming increasingly more extensive and complex. An example is the implementation of the Common Reporting Standard (CRS), which like FATCA requires financial institutions to report detailed client-related information to the competent authorities. Customer due diligence (CDD) and transaction monitoring impose obligations on financial institutions to maintain appropriate policies, procedures and controls to detect, prevent and report money laundering , terrorist financing, and fraud.

Despite our efforts to comply with applicable laws and regulations, there are a number of risks in areas where applicable regulations are unclear, or under development, are in conflict with each other, or where regulators revise their guidance or courts set new legal standards. Meeting these requirements within the strict timelines that are set poses a significant challenge for banks. ING will continuously work on embedding in our IT systems and data the processes and procedures needed for effective compliance and developing its people to have the right knowledge and skills.

4th AML Directive

The 4th AML Directive, as issued by the European Union, has been incorporated into the update of the ING Financial Economic Crime Policy and Minimum Standards, which has been renamed Know Your Client (KYC) Policy, incorporating also KYC-related requirements of the FATCA/CRS policy, as well as certain elements of the Environmental Social Risk policy. The main changes in this Directive (compared to the 3rd AML Directive) are related to: the establishment of an Ultimate Beneficial Owner (UBO) register (at national level with the potential to share the information within the European Economic Area (EEA)) and a stronger approach towards the application of due diligence on ING’s customers. The implementation date of the Directive was 26 June 2017. The implementation of the directive into Dutch law has taken place in July 2018.

On 5 July 2017 the European Commission presented a new proposal for a Directive amending the 4th AML Directive (so called 5th AML Directive). The aim of the proposal is to tackle new means of terrorist financing, increase transparency to combat money laundering and help strengthen the fight against tax avoidance. On 8 June 2018, the EU Council adopted its position on the proposed Directive.

In addition, the European Supervisory Authorities (ESAs) issued their final Guidelines on risk factors on 26 June 2018, which became applicable by 26 June 2018. These Guidelines promote a common understanding of the risk-based approach to AML/CFT and set out how it should be applied in the context of the 4th EU AML Directive. Furthermore, on 22 September 2018 the ESAs also issued their final Guidelines to prevent the abuse of funds transfers for terrorist financing and money laundering purposes. These guidelines applied from six months after the date on which they are issued.

FEC/KYC

In September 2018, ING was impacted by the EUR 775 million settlement agreement with the Dutch Public Prosecution Service related to the previously disclosed criminal investigations that found serious shortcomings in the execution of customer due diligence requirements to prevent financial economic crime at ING Netherlands in the period investigated (2010-2016).

The implementation and execution of policies and procedures related to anti-money laundering (AML) is an ongoing activity. In addition, ING has taken a number of specific measures to strengthen its management of compliance risks and address the root causes of the shortcomings. These measures are being implemented as part of the bank-wide, global Know Your Customer (KYC) Enhancement Programme, a multi-year improvement programme with integral steering. This specific programme was officially launched early in 2017 and is expected to run until end-2020. ING is committed to periodically providing the Dutch central bank (DNB) with regular updates on the progress made.

The KYC Enhancement Programme encompasses all client segments in all ING business units, leveraging on experiences from the enhancement programme already started in the Netherlands. The programme consists of three parts: (a) look-back analysis on past deficiencies in post-transaction monitoring. The look-back analysis consists of screening of transactions executed in the past. In case unusual transactions are identified, ING is committed to following the applicable reporting process; (b) enhancement of customer due diligence files with the aim to document sufficiently the knowledge the bank has about its clients in the line with past and new requirements; (c) structural solutions that should support getting sustainably better in addressing money laundering risks in our portfolio and complying with laws and regulations.

The structural solutions comprise five pillars:

Development and global roll-out of KYC risk appetite statements, KYC risk assessments on clients, capability structure and maturity assessments. Setting acceptance criteria based on which clients are on-boarded, transactions are processed or taxes are withheld. This pillar covers also the use of a uniform risk assessment methodology for KYC-related integrity risks and a common taxonomy to measure effectiveness.

Development and global roll-out of a bank-wide KYC digital service platform, including processes and tooling around CDD, screening and workflow management. This includes the fulfilment of the client acceptance and maintenance life cycle within one global digital platform. All required screening components (name screening, pre-transaction screening, adverse media screening) will be incorporated into the client acceptance due diligence process. Once a customer is onboarded, ongoing screening and monitoring of transactions can then be activated.

Translation of risk assessment outcomes into scenarios and alert definitions that can be applied in transaction monitoring. This includes the design and definitions of the applicable financial economic crime (FEC) and client activity monitoring (CAM) scenarios per entity, the building of the alert definitions (including data feeds) and migration to a central tool where relevant and possible, and validating and testing the approach from risks to alerts.

Set up central KYC organisation that defines standards and drives global execution and improvements. This includes the set-up of the new KYC organisation now in place. As of 4Q 2018, we have strengthened the KYC governance by including the heads of the business lines in the KYC Committee. Going forward we will further develop the global KYC function to ensure structural embedding of standardised and uniform ways of working, with regular improvement cycles and support of advanced technologies and insights.

Develop and rollout KYC communication and awareness initiatives and set up a behavioural risk department that performs risk assessments. In its internal communications, ING has made it clear that non-financial risk and compliance are just as important as financial risk and will be embedded in ING’s DNA. An online training module to enhance awareness of KYC was rolled out to all employees worldwide. MBB members spent a considerable amount of time engaging with staff to explain and discuss our responsibility as gatekeepers of the financial system. In these meetings, the impact of the settlement, the root causes, the shortcomings and our commitment and efforts to enhance were discussed. ING started behavioural risk assessments during which more than 100 interviews were held and more than 200 surveys were done to understand better how people, teams and departments interact and work together. Based on these insights, actions for improvement will be considered.

ING recognises that fighting Financial Economic Crime requires close cooperation with other banks and supervisory and regulatory authorities. ING is therefore working with the Dutch Banking Association (NVB) and the Dutch central bank (DNB) on harmonising efforts in the fight against FEC and participates actively in various working groups and project teams in this area. As such, ING actively participates in public-private partnerships to combat FEC, such as participating in the FEC Council PPS (‘FEC-RAAD Public Private Cooperation’) in which Dutch authorities and financial institutions cooperate on supervision, control, prosecution or investigation with financial sector parties to strengthen the integrity of the sector. This is done by means of preventative action to identify and combat threats to integrity. ING believes that introducing clear accountabilities and standard processes across the financial industry will allow ING to manage and control KYC activities and integrity risks more effectively.

As previously noted, in connection with the above-mentioned investigations ING also received information requests from the US Securities and Exchange Commission (SEC). ING has received a formal notification from the SEC that it has concluded its investigation and, based on the information at that time, the Division of Enforcement does not intend to recommend SEC enforcement action against ING.

Financial Account Tax Compliance Act (FATCA)

Under provisions of US tax law commonly referred to as FATCA, non-US financial institutions are required to provide certain information on their US account holders and/or certain US investors to the US Internal Revenue Service (“IRS”). A 30% withholding tax will be imposed on ‘withholdable payments’ made to non-compliant non-US financial institutions. As part of the actions taken to comply with FATCA and other US withholding tax regulations, ING is for example updating and strengthening its withholding compliance programme and reviewing, amending and filing the necessary tax returns and information reports.

Many countries, including the Netherlands, have entered into agreements (‘intergovernmental agreements’ or ‘IGAs’) with the US to facilitate the type of information reporting required under FATCA. While the existence of IGAs will not eliminate the risk of the withholding described above, these agreements are expected to reduce that risk for financial institutions and investors in countries that have entered into IGAs. IGAs often require financial institutions in those countries to report information on their US account holders to the taxing authorities of those countries, who then passes the information to the IRS.

If the Group cannot rely on IGA or satisfy the requirements, certain payments to the Group may be subject to withholding under FATCA. Certain payments may also be subject to other US withholding tax regulations. The possibility of such withholding and the need for account holders and investors to provide certain information may adversely affect the sales of certain of the Group’s products. In addition, compliance with the terms of such IGAs and with FATCA, any regulations or other guidance promulgated thereunder, or any legislation promulgated under an IGA, and offering products that generate ‘withholdable payments’, may substantially increase the Group’s compliance costs. Failure to comply with FATCA and other US withholding tax regulations could harm our reputation and could subject the Group to enforcement actions, fines and penalties, which could have a material adverse effect on our business, reputation, revenues, results of operations, financial condition and prospects.

In December 2018, the US IRS released proposed regulations that aim to reduce taxpayer burden with respect to certain requirements under Chapter 3 and Chapter 4 (FATCA) of the US code.

Common Reporting Standard (CRS)

Similarly, the Organisation for Economic Cooperation and Development (‘OECD’) has developed a Common Reporting Standard (‘CRS’) and model competent authority agreement to enable the multilateral and automatic exchange of financial account information. CRS requires financial institutions to identify and report the tax residency and account details of non-resident customers to the relevant authorities in jurisdictions adhering to CRS. As of 29 October 2018, 104 jurisdictions (‘signatory countries’), including the Netherlands, have signed a multilateral competent authority agreement to automatically exchange information pursuant to CRS. The majority of countries where ING has a presence have committed to CRS. The EU has made CRS mandatory for all its member states. The first information exchange by the Netherlands (as for approximately half of the signatory countries) was executed in 2017. Other signatory countries commenced their information exchange in 2018.

In 2018, the OECD has introduced two new measures to tackle global tax avoidance/evasion:

Mandatory Disclosure Rules for Addressing CRS Avoidance Arrangements and Opaque Offshore Structures

Preventing Abuse of Residence by Investment (RBI) and Citizenship by Investment (CBI) Schemes to Circumvent the CRS

These measures are in the process of being implemented in local laws. With regard to the mandatory disclosure rules for EU jurisdictions, this was done via the amendment to Directive 2011/16 (“DAC6”). See below.

DAC6 (EU2018/822, an amendment to EU Directive 2011/16)

DAC6 imposes mandatory disclosure requirements for taxpayers and intermediaries involving the reporting of cross-border arrangements affecting at least one EU Member State that fall within one of a number of “hallmarks”. These hallmarks are broad categories setting out particular characteristics identified as potentially indicative of aggressive tax avoidance. The reporting obligations apply to “intermediaries” (financial institutions like ING may fall under this term) or, in some circumstances, the taxpayer itself. There will be a mandatory automatic exchange of information on such reportable cross-border schemes via the Common Communication Network (CCN) between the Member States which will be set-up by the EU. Although DAC6 is not effective until 1 July 2020, taxpayers and intermediaries need to monitor cross-border arrangements already as of 25 June 2018.

MiFID II

Integrity and transparency in financial markets are essential for public and investor confidence. The revised Markets in Financial Instruments Directive European legislation (MiFID II) came into effect in January 2018. A central programme continued in 2018 to support ING’s commitment to embed the revised legislation throughout the organisation.

GDPR

As per 25 May 2018 the European General Data Protection Regulation (GDPR) became effective. GDPR affords greater protection to individuals and requires more control on data and transparency regarding the use of data by companies. In 2018 ING continued its central programme, which was initiated in 2016, to implement these GDPR standards.

Awareness & Learning

Promoting Integrity Programme

The Promoting Integrity Programme was started in 2010 and consists of e-learning modules on key bank-wide topics that can be followed-up with dialogue sessions in which managers discuss the issues raised with their teams. The programme is sponsored by board members and senior managers and is created for the benefit of every employee in every part of ING to enhance the understanding of how their actions and behaviour can help earn and retain customer and stakeholder trust. In 2018, integrity led behaviour was addressed by means of the mandatory PIP e-learning ‘Dealing with Dilemmas’ and ‘Data@Risk’ which were rolled out globally.

Compliance Forum ING

In 2018, we continued training the Compliance Officers within ING worldwide in the Compliance Forum ING. This forum is about building expertise and sharing experience. The focus is on regulatory developments, innovation and the future of compliance – what compliance officers can do to Think Forward. Participants are engaged in lively discussions on current topics, take part in workshops and plenary sessions to experience and develop the new ways of working within ING. Participants can connect with colleagues from across the globe and share knowledge and views on the compliance function of the future. Part of the Compliance community was trained in 2017 and in 2018 the remainder has been trained.

Speak-up

A speak-up awareness campaign was launched for all ING Bank employees to enhance the awareness to raise any concern related to breaches of the Orange Code, any suspected or actual criminal conduct, unethical conduct or other misconduct by or within ING. The awareness campaign was supported by the launch of a revised whistleblower policy and a mandatory global e-learning.

Compliance Risk Culture Monitoring

The Compliance Risk Management function continued to enhance its control framework by monitoring on drivers for conduct or the ‘soft controls’. By assessing both hard controls and soft controls, such as leadership, group dynamics and decision making via in-depth interviews with ING staff, ING further strengthens the mitigation of compliance risks and provides management with knowledge and tools how to further develop a sound risk and integrity-led culture throughout the global ING organisation. In addition to Compliance Risk Culture Monitoring, ING is further developing in the area of hard control monitoring on the Orange Code values.

Dilemma Dialogue

As also stated in our Orange Code, balancing the rights and interests of all involved is key to ongoing viability of the bank. ING employees are expected to take the time and effort to reflect on dilemmas or difficult decisions they have to take, and to do so in a sustainable manner. To support this ING enrolled the Orange Code Dilemma Dialogue model. This is a decision making model that takes employees through the steps of analysing an issue or dilemma, defining stakeholders, listing arguments and weighing them to make clear what in the specific case is the right thing to do. The launch of the Dilemma Dialogue model was supported by a mandatory e-learning for all staff and additional training to all compliance staff to enable them to facilitate the dialogue on dilemmas in their own local business unit.

Business Risk

Introduction

Business Risk for ING has been defined as the exposure to value loss due to fluctuations in volumes/margins as well as expenses. It is the risk inherent to strategy decisions and internal efficiency. Business risk capital is calculated via the variance-covariance methodology for expense risk, covering the risk that expenses will deviate from the expected expenses over the horizon of the relevant activities. This risk primarily relates to the (inflexibility) to adjust expenses, when that is needed. Expense risk only concerns non-financial expenses (e.g. staff and IT expenses); financial expenses are not in scope.

Governance and risk management

ING applies an explicit Risk Appetite Statements regarding business risk, focusing on earnings stability and diversification of the business mix, as avoiding to put all eggs in one basket reduces the risk that volumes and/or margins will suddenly drop due to unexpected changes in the business environment for certain markets and products. Furthermore, the underlying risk types (expense risk and volume-margin risk) are also mitigated and managed in a different way. Expense risk is monitored and managed via the financial performance of the bank and the local units, whereby the reported expense numbers are compared on a quarterly basis with the projected cost/income ratio. Deviations from this ambition are monitored as part of the financial projections that are discussed continuously within different parts of the organisation.